UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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IMAGE ENTERTAINMENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMAGE ENTERTAINMENT, INC.

20525 Nordhoff Street, Suite 200

Chatsworth, California 91311

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

To be held September 10, 2004

Dear Fellow Shareholder:

You are cordially invited to attend our annual meeting of shareholders at the Woodland Hills Country Club, 21150 Dumetz Road, Woodland Hills, California, on Friday, September 10, 2004, at 10:00 a.m. local time.  The business of the annual meeting will be to:

•                                          Elect our directors,

•                                          Approve our proposed 2004 Incentive Compensation Plan,

•                                          Review the status of the Company’s business, and

•                                          Discuss and resolve any other matters that properly come before the meeting.

A proxy statement and a proxy card are enclosed with this notice.  The proxy statement describes the business to be transacted at the meeting and provides other information about the company that you should know when you vote your shares.  You may vote your shares in person at the annual meeting or by using the enclosed proxy card.  Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain a proxy card issued in your name from the record holder.

Shareholders of record as of the close of business on July 26, 2004, will be entitled to vote at the meeting, or any adjournments of the meeting.

By Order of the Board of Directors,

/s/ Dennis Hohn Cho
DENNIS HOHN CHO, ESQ. Corporate Secretary

Chatsworth, California
July 29, 2004

Whether or not you plan to attend the annual meeting in person, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the envelope provided.  Signing and returning a proxy will not prevent you from voting in person at the meeting.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

OF

IMAGE ENTERTAINMENT, INC.

To Be Held on September 10, 2004

Where is the Annual Meeting?  Our annual meeting of shareholders will be held at the Woodland Hills Country Club, 21150 Dumetz Road, Woodland Hills, California, on Friday, September 10, 2004, at 10:00 a.m. local time.

Why am I receiving these materials?  This Proxy Statement is being sent beginning approximately July 29, 2004, to all shareholders of record at the close of business on July 26, 2004, the record date fixed by our Board of Directors.  A copy of our 2004 Annual Report is also being mailed to shareholders beginning approximately July 29, 2004.  Although the Annual Report and Proxy Statement are being mailed together, the Annual Report is not incorporated into and should not be deemed part of this Proxy Statement.

Who can attend the annual meeting?  Only shareholders as of the record date, their authorized representatives, and invited guests will be able to attend the annual meeting.

Who is entitled to vote?  Only holders of record of our common stock at the close of business on July 26, 2004, are entitled to vote at the annual meeting.  Each share is entitled to vote on each matter properly brought before the meeting.  On the record date, there were 18,277,597 shares of our common stock outstanding, and there were no outstanding shares of preferred stock.

How do I vote if I am a registered shareholder?  You may vote in person or by proxy.  Proxies are solicited to give all shareholders who are entitled to vote on the matters that come before the meeting the opportunity to do so whether or not they attend the meeting in person.  If you are a registered holder, you can vote your proxy card by mail or in person at the annual meeting.  If you choose to vote by mail, mark your proxy card enclosed with this Proxy Statement, date and sign it, and mail it in the postage-paid envelope.  If you wish to vote in person, you can vote the proxy card in person at the annual meeting.

How do I specify how I want my shares voted?  If you are a registered shareholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card.  Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the Board of Directors in the Proxy Statement prior to marking your vote.  If your proxy card is signed and returned without specifying a vote, it will be voted according to the recommendation of the Board of Directors on that proposal.

How do I vote if I am a beneficial shareholder?  If you are a beneficial shareholder, you have the right to direct your broker or nominee on how to vote your shares.  You should complete a voting instruction card which your broker or nominee is obligated to provide you.  If you wish to vote in person at the meeting, you must first obtain from the record holder a proxy card issued in your name.

What items will be voted upon at the annual meeting?  The following items will be voted upon at the annual meeting:

(1)                                  the election of our directors,

(2)                                  the 2004 Incentive Compensation Plan, and

(3)                                  any other matters that properly come before the meeting.

The Board of Directors does not currently know of any other matters that may be brought before the meeting for a vote.  However, if any other matters are properly presented for action, it is the intention of the persons named on the proxy card to vote on them according to their best judgment.

What are the Board of Directors’ voting recommendations?  For the reasons set forth in more detail later in the Proxy Statement, the Board of Directors recommends a vote FOR the election of all directors proposed by the Board (Proposal 1) and FOR the proposed 2004 Incentive Compensation Plan (Proposal 2).

How can I provide my comments to the Company?  We urge you to let us know your feelings about the Company or to bring a particular matter to our attention by writing directly to the Company.

How many votes are needed to have the proposals pass?  A plurality of the votes cast at the annual meeting is required to elect directors.  The affirmative vote of a majority of the shares present in person or by proxy is required for the approval of the proposed 2004 Incentive Compensation Plan.

How are the votes counted?  If the proxy card is properly executed and returned prior to the annual meeting, the shares of common stock it represents will be voted as you instruct on the proxy card.  If a proxy card is unmarked, or if you indicate no direction, the shares of common stock it represents will be voted FOR the election of directors and FOR the approval of the proposed stock option plan.

Abstentions.  Abstentions will be treated as present and entitled to vote for purposes of determining the presence of a quorum.  Abstentions will not constitute a vote “FOR” or “AGAINST” any matter, and thus will be disregarded in the calculation of a plurality or of shares voting or votes cast on any matter submitted to the shareholders for a vote.

Broker Non-Votes.  Broker non-votes, meaning shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker has physically indicated on the proxy card that the broker or nominee does not have discretionary power to vote on a particular matter, will be counted as present and entitled to vote for purposes of determining the presence of a quorum.  However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy card that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered present for quorum purposes and may be entitled to vote on other matters).

Election of Directors.  A majority of the shares of common stock outstanding on the record date, represented in person or by proxy, will constitute a quorum at the annual meeting.  Assuming a quorum is present, the nominees receiving the highest number of votes will be elected as directors.  Votes against a candidate have no legal effect.  The holders of a majority of the shares of common stock voting could elect all the directors.

Approval of the Proposed 2004 Incentive Compensation Plan.  Assuming a quorum is present, the affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy and voting at the annual meeting is required to approve the proposed stock option plan.  The shares affirmatively voted must also constitute at least a majority of the required quorum and of the votes cast.

How can I revoke my proxy?  You may revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions:

(a)                                  giving timely written notice of the revocation to our Corporate Secretary,

(b)                                 executing and delivering a proxy card with a later date, or

(c)                                  voting in person at the meeting.

How do I designate my proxy?  If you wish to give your proxy to someone other than the persons named on the proxy card, you may cross out all of their names and insert the name or names of another person.  The signed proxy card must be presented at the meeting by the person you have designated on the proxy card.  The persons named on the proxy card will have discretionary authority to vote on business other than Proposals 1 and 2 (the election of directors and approval of the incentive plan) as may properly come before the annual meeting.

Who will pay for the costs involved in the solicitation of proxies?  We will pay all costs of preparing, assembling, printing and distributing the proxy materials.  Our employees, officers and directors may, for no additional compensation, solicit proxies on behalf of the Board of Directors through the mail, in person and by telecommunications.  We will, upon request, reimburse brokerage firms and other record holders for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock.

BOARD OF DIRECTORS

Our Board of Directors, which is elected by our shareholders, is our ultimate decision-making body, except with respect to those matters reserved to our shareholders.  The Board selects the officers and other members of the senior management team, who are charged with the conduct of our business.  It has responsibility for establishing broad corporate policies and for the overall performance of the Company.  The Board is not involved in operating details on a day-to-day basis.  The Board is advised of our business through regular reports and analyses and discussions with our Chief Executive Officer and other officers.

Meetings of the Board.  The Board meets on a regular basis during the year to review significant developments affecting the Company and to act on matters requiring Board approval.  It also holds special meetings when an important matter requires Board action between scheduled meetings.  Members of senior management regularly attend Board meetings to report on and discuss their areas of responsibility.  In fiscal 2004, there were a total of six Board meetings; three special meetings and three regular meetings attended by all directors.

Independent Directors.  The Board has determined that M. Trevenen Huxley, Robert J. McCloskey and Ira S. Epstein are independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.  There are no family relationships among any of our directors, executive officers or key employees.

Committees of the Board.  Although the full Board considers major decisions of the Company, the Board has established an Audit Committee, a Compensation Committee, and a Nominations and Governance Committee to more fully address certain areas of importance to the Company.  The Board has appointed individuals from among its members to serve on these three committees.  The membership of these three committees is composed entirely of independent directors.

In fiscal 2004, the Audit Committee held a total of four committee meetings attended by all of its members.  No other committee meetings were held.  All other committee business was transacted in executive session of meetings of the full Board.

Audit Committee.  Our Audit Committee for fiscal 2004 was composed of Ira S. Epstein, M. Trevenen Huxley and Robert J. McCloskey.  The Board has determined that Mr. McCloskey, the current Chairman of the Audit Committee, meets the requirements of audit committee financial expert as that term is defined in Item 401(h)(1)(i)(A) of Regulation S-K under the Exchange Act.  As provided in the Audit Committee’s charter adopted on June 5, 2000, and revised and readopted on December 18, 2003 (attached to this Proxy), the Audit Committee’s primary functions are to:

(a)                                  monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

(b)                                 monitor the independence and performance of the Company’s independent auditors and internal auditing department; and

(c)                                  provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board.

Compensation Committee.  Our Compensation Committee for fiscal 2004 was composed of Messrs. Epstein,  Huxley and McCloskey, and for the current year consists of Messrs. McCloskey and Epstein (Chairman).  The Compensation Committee’s primary functions are to review and approve salaries, bonuses and other compensation payable to our executive officers.  In addition, the Compensation Committee administers our 1998 Incentive Plan, Restated 1992 Stock Option Plan, employee benefit plans other than the Company’s 1994 Eligible Directors Stock Option Plan, and will administer our 2004 Incentive Compensation Plan if it is approved by the shareholders.  See “Compensation Committee Report on Executive Compensation.”

Nominations and Governance Committee.  The Nominations and Governance Committee was established on July 19, 2004, and is composed of Messrs. Epstein and Huxley (Chairman).  The Nominations and Governance Committee’s primary function is to review and recommend potential Company director candidates, which function was previously assumed exclusively by independent directors of the Board voting in executive session, and reviews and makes recommendations concerning corporate governance matters.

Compensation of Non-Employee Directors.  Non-employee directors each received a cash fee of $800 for each Board or committee meeting attended.

Director RSUs.  The formula director awards provision of the 1998 Incentive Plan provides that on each October 1, commencing in 1999 and ending in 2001, each director then in office who is not an executive officer of the Company will automatically be granted 2,240 restricted stock units, or Director RSUs, without any action by the Compensation Committee or the Board.  In October 1999, 2000 and 2001, the Company made the three contemplated grants of the Director RSUs.  The Director RSUs vest on a pro rata basis for each successive day of service during a 12-month period, commencing on the grant date.  In November 2002, the Board unanimously resolved that no Director RSUs would be granted until further action by the Board.  While the Board may periodically revisit the issue, the Board does not currently intend to grant any additional RSUs.

Discretionary Option Grants.  On July 3, 2000, the Board amended the 1998 Incentive Plan to authorize, within plan limits, discretionary stock option grants to non-executive directors, provided that (i) the maximum number of shares subject to options granted to any such individual does not exceed 5,000 shares within any 12 month period, (ii) the exercise price must be at least equal to the fair market value of the Company’s common stock on the date of grant, and (iii) the shares cannot vest any earlier than at least one year after the date of grant, except in the case of death, disability or other circumstances, including a “change of control,” contemplated under the 1998 Incentive Plan or the applicable award.  In the event of a “change of control,” options granted under the 1998 Incentive Plan will become immediately exercisable.  Under the 1998 Incentive Plan, if a director’s services as a member of the Board terminate by reason of death or disability, his exercisable options will remain exercisable for two years and if the director’s services terminate for any other reason, the exercisable options will remain exercisable for three months.

On October 3, 2001, the Board granted to each of Messrs. Segall, Epstein and Huxley options for 5,000 shares of the Company’s common stock, exercisable at $1.75 per share and vesting on the first anniversary of the grant date.  On November 11, 2002, the Board granted options for 5,000 shares of the Company’s common stock to each Messrs. Segall, Epstein, Huxley and McCloskey, exercisable at $1.68 per share and vesting on the first anniversary of the grant date.  At the same time, the Board unanimously resolved to issue future discretionary stock option grants on or around the business day following the annual meeting of shareholders.  On September 13, 2003, the Board granted options for 5,000 shares of the Company’s common stock to each Messrs. Epstein, Huxley and McCloskey, exercisable at $2.96 per share and vesting on the first anniversary of the grant date.

The 1998 Incentive Plan continues to provide that discretionary awards may also be granted to non-executive directors in one or more of the following circumstances:

•                                          in connection with the grantee becoming a member of the Board;

•                                          to reward a director’s exceptional or extraordinary services; or

•                                          in consideration for services to the Company outside the scope of his normal duties in the ordinary course as a director.

Formula Option Grants.  From July 1994 to July 1998, the Company made annual awards to non-employee directors or Formula Options, under the Company’s 1994 Eligible Directors Stock Option Plan, as amended, or Directors Plan.  Since the Director RSUs replace and supplant the Formula Options, no grants have been made under the Directors Plan since July 1998.

Generally, the Formula Options expire ten years after their date of grant, subject to earlier termination, as described below, and vest in unequal installments over a sixteen-month period following the date of grant as follows:  50% of the options vest in month six, 25% vest in month twelve, and the remaining 25% vest in month sixteen.

If a director’s services as a member of the Board terminate by reason of death or disability, his Formula Options become fully exercisable and remain exercisable for one year or until the expiration of their stated term, whichever occurs first.  If the director’s services terminate for any other reason, the options, to the extent they are exercisable on such date, remain exercisable for six months or until the expiration of their stated term, whichever occurs first.  Except as noted above, any options not exercisable at the time of a termination of service will terminate.

Upon the occurrence of a change of control, each outstanding Formula Option will become immediately exercisable.  In the event of dissolution, liquidation or certain merger or asset transaction, each outstanding Formula Option will terminate upon the occurrence of such event.

Codes of Conduct and Ethics.  Our Board has adopted a Code of Conduct that applies to all company directors, officers and employees.  We have also adopted a Code of Ethics that applies to our chief executive officer and senior financial officers, including our principal financial officer and principal accounting officer.  Copies of our Code of Conduct and Code of Ethics are attached as exhibits to this Proxy Statement.

Compensation Committee Interlocks and Insider Participation.  Ira Epstein is a non-employee director who served on the Company’s Compensation Committee for the entire fiscal year 2004, and a nominee for director.  The national law firm of Greenberg Traurig, LLP was retained by the Company to provide legal services on December 14, 2001.  Mr. Epstein became Of Counsel to Greenberg Traurig, LLP on July 1, 2002.  The Company continues to pay Greenberg Traurig, LLP fees for its legal services at prices that, in the opinion of management, are fair and reasonable and as favorable to the Company as those which could have been obtained from unrelated third parties.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company entered into a credit agreement as of September 29, 1997 with Image Investors Co. (“IIC”), a principal shareholder of the Company owned and controlled by John W. Kluge and Stuart Subotnick, to borrow $5 million with interest payable quarterly at 8% per annum, and principal due in five years.  On July 9, 2002, the Company and IIC amended the credit agreement to extend the maturity date three years to 2005, increase the interest rate to prime rate plus 5%, and provide for certain principal prepayment obligations.  The loan was unsecured and subordinated to the Company’s senior lender, Wells Fargo Foothill, and was convertible into the Company’s common stock at IIC’s option at any time at a conversion price of $3.625 per share, which was the closing price of the Company’s common stock on September 29, 1997.  In March 2004, the Company reached an agreement with IIC to early retire the remaining principal balance of $1,550,000 due under the convertible subordinated note payable with a cash payment of $1,500,000 plus accrued interest, 567,568 restricted and unregistered shares of common stock issued at $1.85 per share to satisfy the remaining $1,050,000 in principal due and a five-year warrant to purchase up to 100,000 shares of common stock at $2.04 per share.

The Company paid Greenberg Traurig, LLP, a law firm at which Mr. Epstein is Of Counsel, a total of approximately $161,000 during fiscal 2004.  The legal fees paid were, in the opinion of management, fair and reasonable, and as favorable to the Company as those which could have been obtained from unrelated third parties.

Dale Borshell, the mother of David Borshell, the Company’s Chief Operating Officer, is a travel agent at Travel Syndicate.  For many years, the Company has used Travel Syndicate nearly exclusively for its travel needs.  The Company paid Travel Syndicate approximately $135,000 for travel services during fiscal 2004, which included airplane ticket fees and costs, and expenses relating to hotel and other travel related services.  The fees paid to Travel Syndicate were, in the opinion of management, fair and reasonable, and as favorable to the Company as those which could have been obtained through or from unrelated third parties.

On September 25, 2002, the Company closed a sale of $2.0 million of Image common stock to Standard Broadcasting Corporation Limited (“Standard Broadcasting”) in a private placement.  Standard Broadcasting is the largest privately owned multi-media company in Canada.  Video One, a wholly-owned subsidiary of Standard Broadcasting and the parent company of VidCanada, is Canada’s largest distributor of pre-recorded home entertainment programming, including DVD, VHS and video games.  VidCanada is Image’s exclusive distributor of its exclusive home entertainment programming in Canada.  Contemporaneous with the private placement, Image and VidCanada extended the term of their exclusive distribution agreement from June 2004 to October 2007.  Robert J. McCloskey, a member of our Board of Directors, is the President and Chief Executive Officer of Video One.  The $2.0 million transaction represented a purchase of 1,801,315 shares of Image common stock at $1.11 per share, the closing price of Image’s common stock on September 10, 2002.  Additionally, Image issued Standard Broadcasting a five-year warrant to purchase up to 270,198 additional shares at $1.22 per share.  On June 24, 2004, Standard Broadcasting announced it has agreed to sell the operations and assets of Video One to ROW Entertainment Income Fund.  After giving effect to the transaction, Standard Broadcasting will hold an approximate 16% interest in ROW Entertainment Income Fund.  The transaction is subject to certain closing conditions.  If these conditions are met on a timely basis to the satisfaction of the parties involved, the transaction is expected to close on or around August 31, 2004.  The Company does not expect the closing of the sale to negatively impact its current distribution relationship with VidCanada or Mr. McCloskey’s position as a member of our Board of Directors.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the shares of common stock beneficially owned or deemed to be beneficially owned as of July 26, 2004 by: (i) each person known to the Company to be the beneficial owner of more than 5% of the common stock of the Company, (ii) each director of the Company, (iii) each executive officer named in the Summary Compensation Table set forth in the Executive Compensation section, and (iv) all directors and officers as a group:

Name(1)	Common Stock Beneficially Owned(2)(3)	Percent of Class(4)
Image Investors Co.(5)	6,069,767	33.03%
Standard Broadcasting Corp. Ltd.	2,071,513	11.17%
Martin W. Greenwald(6)	1,189,053	6.38%
David Borshell	204,301	1.11%
Jeff M. Framer	173,514	*
Ira S. Epstein(7)	94,720	*
M. Trevenen Huxley	41,720	*
Robert J. McCloskey	10,000	*
All directors and executive officers as a group (6 persons)	1,713,308	8.97%

*Less than 1%

Notes to Beneficial Ownership Table:

(1)                                  The mailing address of Image Investors Co. is c/o Metromedia Company, One Meadowlands Plaza, East Rutherford, NJ  07073.  The mailing address of Standard Broadcasting Corporation Limited is 2 St. Clair Avenue West, Suite 1100, Toronto, Ontario, Canada M4V 1L6.  The mailing address of the other individuals listed is c/o Image Entertainment, Inc., 20525 Nordhoff Street, Suite 200, Chatsworth, CA  91311.

(2)                                  The number of shares beneficially owned includes shares of common stock in which a person has sole or shared voting power and/or sole or shared investment power.  Except as noted below, each person named reportedly has sole voting and investment powers with respect to the common stock beneficially owned by that person, subject to applicable community property and similar laws.  On July 26, 2004, there were 18,277,597 shares of common stock, no par value, outstanding.

(3)                                  The number of shares listed as beneficially owned by each named person (and the directors and executive officers as a group) includes shares of common stock underlying options and rights (including warrants) vested as of or vesting within 60 days after July 26, 2004, as follows:

	Options	Warrants
Image Investors Co.	0	100,000
Standard Broadcasting Corp. Ltd.	0	270,198
Mr. Greenwald	367,464	0
Mr. Borshell	183,894	0
Mr. Framer	154,733	0
Mr. Epstein	80,000	0
Mr. Huxley	35,000	0
Mr. McCloskey	10,000	0
All directors and executive officers as a group (6 persons)	831,091	370,198

(4)                                  Common stock not outstanding but which underlies options and rights (including warrants) vested as of or vesting within 60 days after July 26, 2004 is deemed to be outstanding for the purpose of computing the percentage of the common stock beneficially owned by each named person (and the directors and executive officers as a group), but is not deemed to be outstanding for any other purpose.

(5)                                  All of the shares of common stock are held of record by Image Investors Co. (“IIC”).  The shares of common stock listed in the table as beneficially owned by IIC may also be deemed to be beneficially owned by John W. Kluge and Stuart Subotnick by virtue of their being directors, executive officers and the only shareholders of IIC.  Messrs. Kluge and Subotnick have shared voting and investment powers with respect to the shares.  Amendment No. 11 (dated

December 30, 1992) to a Schedule 13D, dated July 18, 1988, filed on behalf of IIC, John W. Kluge, and Stuart Subotnick, states that IIC and Messrs. Kluge and Subotnick each “disclaims membership in a group, although a group might be deemed to exist.”

(6)                                  Includes 50% of 1,030 shares of common stock held of record by Momandad, Inc., a corporation of which Mr. Greenwald and Stuart Segall (former director) are the sole shareholders.  With respect to these shares, Messrs. Greenwald and Segall share voting and investment powers.

(7)                                  Includes 2,000 shares of common stock held by Mr. Epstein’s Keogh plan.

Section 16(a) Beneficial Ownership Reporting Compliance.  Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company’s directors, executive officers and the beneficial holders of more than 10% of the Company’s common stock are required to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Based on our records and other information, the Company believes that during fiscal year 2004 all applicable Section 16(a) filing requirements were met.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Bylaws provide for a Board consisting of a minimum of four and a maximum of seven directors.  The persons named in the enclosed proxy intend to vote the proxy for the election of each of the four nominees named below, unless you indicate on the proxy that your vote should be withheld from any or all of the nominees.

The following are the nominees for election as directors proposed by the current Board, with information including principal occupation and other business affiliations, age, positions and offices held with the Company, and the year each current director was first elected.  For information regarding each nominee’s security ownership, see “Security Ownership of Certain Beneficial Owners and Management.”

Martin W. Greenwald (Age 62) Mr. Greenwald has served as Chairman of the Board, President and Chief Executive Officer for the Company since April 1981.  Mr. Greenwald is a 1964 graduate of Fairleigh Dickinson University.

Ira S. Epstein (Age 72) Mr. Epstein has served as a director for the Company since June 1990.  Mr. Epstein is Of Counsel to the international law firm of Greenberg Traurig, LLP.  From 1993 to June 2002, Mr. Epstein was Of Counsel to the Beverly Hills law firm of Weissmann, Wolff, Bergman, Coleman, Silverman & Holmes, LLP.  From 1975 to 1993, Mr. Epstein was the managing partner of the law firm Cooper, Epstein & Hurewitz.  Mr. Epstein has held officer and director positions in numerous corporations.

M. Trevenen Huxley (Age 52) Mr. Huxley has served as a director for the Company since September 1998.  In 1990, Mr. Huxley co-founded Muze, Inc., a provider of digital information about music, books and movies.  From 1992 to March 1998, Mr. Huxley served as the President and Chief Executive Officer of Muze, Inc. and served as its Executive Vice President for Business Development until November 2002.  Mr. Huxley is a director of both Muze, Inc. and Muze UK, Ltd., a wholly-owned subsidiary of Muze, Inc.  Muze, Inc. is a closely-held corporation which is controlled by John W. Kluge and Stuart Subotnick.  Messrs. Kluge and Subotnick are the only shareholders of Image Investors Co., the largest shareholder of the Company.

Robert J. McCloskey (Age 56) Mr. McCloskey has served as a director for the Company since September 2002.  Mr. McCloskey has been President and Chief Executive Officer of Video One Canada Limited since 1987.  Prior to joining Video One, Mr. McCloskey spent 15 years in the packaged goods industry in various domestic and international assignments with Pepsico and Nabisco.

The Board of Directors unanimously recommends a vote FOR the election of all these nominees as directors.  We expect each nominee for election as a director to be able to serve if elected.  If any nominee is not able to serve, the persons named on the proxy card will vote the proxies in favor of a substitute nominee.  The election of the four nominees proposed by the Board will leave three vacancies on the Board, which pursuant to Article III, Section 5 of our Bylaws may be filled at any time by an affirmative vote or consent of a majority of shareholders or the Board.  Each nominee elected as a director will continue in office until his successor has been elected and qualified, or until his or her earlier resignation, retirement or death.

PROPOSAL 2

APPROVAL OF 2004 INCENTIVE COMPENSATION PLAN

Our 2004 Incentive Compensation Plan has been adopted by our Board of Directors, subject to approved by our shareholders.  A copy of the plan is attached to this Proxy Statement.  The persons named in the enclosed proxy intend to vote the proxy for the approval of the 2004 Incentive Compensation Plant, unless you indicate on the proxy that you wish to vote against the plan or abstain.

The purpose of the plan is to attract and retain the services of key management, employees, outside directors and consultants, and to align long-term pay-for-performance incentive compensation with shareholders’ interests.  An equity compensation plan aligns employees’ interests with those of our shareholders, because an increase in stock price after the date of award results in increased value, thus rewarding employees for improved stock price performance.  Stock option grants under the plan may be intended to qualify as incentive stock options under Section 422 of the Tax Code, may be non-qualified stock options governed by Section 83 of the Tax Code, restricted stock units, or other forms of equity compensation.  Subject to earlier termination by our Board of Directors, the plan will remain in effect until all awards have been satisfied or terminated under the terms of the plan.

If approved, there will be 1,000,000 shares of common stock authorized for issuance under the plan.  Options to purchase approximately 1,597,262 shares of our common stock under our existing stock option plans were outstanding as of March 31, 2004.

We believe that a broad-based incentive compensation plan is a valuable employee incentive and retention tool that benefits all of our shareholders, and that the plan is necessary in order to provide appropriate incentives for achievement of company performance objectives and to continue to attract and retain the most qualified employees, directors and consultants in light of our ongoing growth and expansion.  Without sufficient equity incentives available for grant, we may be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the employee talent important to the future success of the company. These cash replacement alternatives would then reduce the cash available for operations.

While we believe that employee equity ownership is a significant contributing factor in achieving superior corporate performance, we recognize that increasing the number of available shares under our option plans may lead to an increase in our stock overhang and potential dilution.  We believe that our 2004 Incentive Compensation plan will be integral to our ability to achieve superior performance by attracting, retaining and motivating the employee talent important to attaining long-term improved company performance and shareholder returns.

Shareholder approval of the plan will also constitute approval of the performance goals and the material terms under which awards may be made under the plan, for purposes of Internal Revenue Code section 162(m).  Shareholder approval is one requirement necessary for us to deduct compensation attributable to the performance-based awards, exercise of stock options and stock appreciation rights up to $1 million.

Stockholders are requested to approve the plan.  The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to approve the plan. For purposes of this vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

The Board of Directors unanimously recommends a vote FOR the approval of our proposed 2004 Incentive Compensation Plan.

The essential features of the plan are outlined below.  This summary is qualified in its entirety by reference to the complete text of the plan, and shareholders are urged to read the full text of the plan which attached as  an Exhibit to this Proxy Statement.

Overview

The terms of the plan provide for grants of stock options, stock appreciation rights, restricted stock, deferred stock, bonus stock, dividend equivalents, other stock-related awards and performance awards that may be settled in cash, stock or other property.

Shares Available for Awards

If the plan is approved, the total number of shares of our common stock that will be subject to awards under the plan is equal to 1,000,000 shares, plus the number of shares with respect to which awards previously granted under the plan terminate without being exercised, and the number of shares that are surrendered in payment of any awards or any tax withholding requirements.  Awards that are granted to replace awards assumed pursuant to the acquisition of a business are not subject to this limit.

Awards and limitations under the plan are subject to adjustment to prevent dilution.

Limitations on Awards

No more than 250,000 shares of stock may be granted to an individual during any fiscal year under the plan.  The maximum amount that may be earned by any one participant for any fiscal year is $500,000 and the maximum amount that may be earned by any one participant for a performance period is $1,000,000.

Eligibility

Our employees, officers, directors and consultants are eligible for awards under the plan.  However, incentive stock options may be granted only to our employees.

Plan Administrator

Our Board of Directors administers the plan, and has delegated authority to make grants under the plan to the Compensation Committee, whose members are “non-employee directors” as defined by Rule 16b-3 of the Exchange Act, “outside directors” for purposes of Section 162(m), and “independent” as defined by Nasdaq.  The board and committee, referred to collectively as the administrator, determine the type, number, terms and conditions of awards granted under the plan.

Stock Options and Stock Appreciation Rights

The administrator may grant stock options, both incentive stock options, or ISOs, and non-qualified stock options, or NSOs.  In addition, the administrator may grant stock appreciation rights, or SARs, which entitle the participant to receive the appreciation in our common stock between the grant date and the exercise date.  These may include “limited” SARs exercisable for a period of time after a change in control or other event.  The exercise price per share and the grant price are determined by the administrator, but must not be less than the fair market value of a share of our common stock on the grant date.  The terms and conditions of options and SARs generally are fixed by the administrator, except that no stock option or SAR may have a term exceeding ten years.  Stock options may be exercised by payment of the exercise price in cash, shares that have been held for at least six months, outstanding awards or other property having a fair market value equal to the exercise price.

Restricted and Deferred Stock

The administrator may grant restricted stock, which is a grant of shares of our common stock that may not be sold or disposed of, and may be forfeited if the recipient’s service ends before the restricted period.  Restricted stockholders generally have all of the rights of a shareholder.

The administrator may grant deferred stock, which confers the right to receive shares of our common stock at the end of a specified deferral period, that may be forfeited if the recipient’s service ends before the restricted period. Prior to settlement, an award of deferred stock generally carries no rights associated with share ownership.

Dividend Equivalents

The administrator may grant dividend equivalents conferring the right to receive awards equal in value to dividends paid on a specific number of shares of our common stock.  These may be granted alone or in connection with another award, subject to terms and conditions specified by the administrator.

Bonus Stock and Awards

The administrator may grant shares of our common stock free of restrictions as a bonus or in lieu of other obligations, subject to such terms as the administrator may specify.

Other Stock-Based Awards

The administrator may grant awards under the plan that are based on or related to shares of our common stock. These might include convertible or exchangeable debt securities, rights convertible into common stock, purchase rights, payment contingent upon our performance or other factors.  The administrator determines the terms and conditions of such awards.

Performance Awards

The right to exercise or receive a grant or settlement of an award may be subject to performance goals and subjective individual goals specified by the administrator.  In addition, performance awards may be granted upon achievement of pre-established performance goals and subjective individual goals during a fiscal year.  Performance awards to our chief executive officer and four highest compensated officers, or covered employees, should qualify as deductible performance based compensation under Internal Revenue Code section 162(m).  The administrator will determine the grant amount, terms and conditions for performance awards.

One or more of the following business criteria will be used by our Compensation Committee in establishing performance goals for performance awards and annual incentive awards to covered employees: (1) total shareholder return; (2) such total shareholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Russell 2000 Small Cap Index; (3) net income; (4) pretax earnings; (5) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (6) earnings per share; (7) operating earnings; and (8) ratio of debt to shareholders’ equity.

After the end of each performance period, the administrator (which will be the Compensation Committee for awards intended to qualify as performance-based for purposes of Section 162(m)) will determine the amount of any pools, the maximum amount of potential performance awards payable to each participant, and the amount of any other potential performance awards payable to participants in the plan.

Acceleration of Vesting; Change in Control

The administrator may accelerate vesting or other restrictions of any award, including if we undergo a change in control as defined in the plan.  In addition, performance goals relating to any performance-based award may be deemed met upon a change in control.  Stock options and limited stock appreciation rights may be cashed out based on a defined “change in control price.”

In the event of a “corporate transaction” (as defined in the plan), the acquiror may assume or substitute for each outstanding stock option.

Amendment and Termination

Our board of directors may amend, alter, suspend, discontinue or terminate the plan or the administrator’s authority to grant awards without further shareholder approval, except shareholder approval must be obtained for any amendment or alteration required by law, regulation or Nasdaq rules.  Unless earlier terminated by our board of directors, the plan will terminate ten years after its adoption, or when no shares of our common stock remain available for issuance under the plan and we have no further rights or obligations with respect to outstanding awards under the plan.  Amendments to any award that have a material adverse effect on a participant require their consent.

Federal Income Tax Consequences

The information set forth above is a summary only and does not purport to be complete.  In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change.  Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult their tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.  The plan is not qualified under the provisions of section 401(a) of the Internal Revenue Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).

Nonqualified Stock Options

Generally, there is no taxation upon the grant of a nonqualified stock option.  On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price.  If the optionee is our employee or an employee of an affiliate, that income will be subject to withholding tax.  The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.

Incentive Stock Options

The plan provides for the grant of options that qualify as incentive stock options, or ISOs, as defined in Internal Revenue Code section 422.  An optionee generally is not subject to ordinary income tax upon the grant or exercise of an ISO.  If the optionee holds a share received on exercise of an ISO for a required holding period of at least two years from the date the option was granted and at least one year from the date the option was exercised, the difference between the amount realized on disposition and the holder’s tax basis will be long-term capital gain.

If an optionee disposes of a share acquired on exercise of an ISO before the end of the required holding period, the optionee generally will recognize ordinary income equal to the excess of the fair market value of the share on the date the ISO was exercised over the exercise price.  If the sales proceeds are less than the fair market value, the amount of ordinary income recognized will not exceed the gain realized on the sale.  If the amount realized on a disqualifying disposition exceeds the fair market value of the share, the excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, or AMT, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price generally will be an adjustment included in the optionee’s AMT income.  If there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment for AMT purposes with respect to that share.  If there is a disqualifying disposition in a later year, no income is included in the optionee’s AMT income for that year.  The tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for AMT purposes.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period.  If there is a disqualifying disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received, equal to the excess of the fair market value over any amount paid for the stock.  If the stock is not vested when received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock over any amount paid for the stock.  A recipient may file an election with the Internal Revenue Service within 30 days of receipt of the stock, to recognize ordinary compensation income as of the date the recipient receives the award, equal to the excess of the fair market value over any amount paid for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for the shares plus any ordinary income recognized when the stock is received or becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights

The administrator may grant stock appreciation rights, or SARs, separate or stand-alone of any other awards, or in tandem with options.

With respect to stand-alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, it will be taxable as ordinary compensation income when received.  If the recipient receives the appreciation in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid for the stock.

With respect to tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above.  If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option.

Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the SAR.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income equal to the fair market value of the award when it is received.  Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the dividend equivalent.

Section 162 Limitations

Internal Revenue Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to our chief executive officer and four highest compensated officers, to the extent that compensation exceeds $1 million.  It is possible that compensation attributable to stock awards, when combined with all other types of compensation received by a covered employee may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified performance based compensation, are disregarded for purposes of the Section 162(m) deduction limitation.  Compensation attributable to some stock awards will qualify as performance-based compensation if granted by a committee of the board of directors comprised solely of “outside directors” only upon the achievement of an objective performance goal established in writing by the committee while the outcome is substantially uncertain, and the material terms of the plan under which the award is granted is approved by stockholders.

A stock option or stock appreciation right may be considered performance based compensation if the plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period, the material terms of the plan are approved by the stockholders, and the exercise price of the option or right is no less than the fair market value of the stock on the date of grant.

A vote “For” the approval of the 2004 Incentive Compensation Plan will constitute a vote for shareholder approval for purposes of Section 162(m).

EXECUTIVE COMPENSATION

The following table sets forth certain annual and long-term compensation, for each of the last three fiscal years, paid to the Company’s Chief Executive Officer and each executive officer whose salary and bonus exceeded $100,000 in the last fiscal year:

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
Name & Principal Position	Fiscal Year	Salary ($) (1)	Bonus ($) (2)	Other Annual Compensation ($) (3)	Restricted Stock Award(s) ($) (4)	Securities Underlying Options (#)	All Other Compensation ($)
Martin W. Greenwald,	2004	$586,781	$—	—	—	—	$32,390	(5)
President & Chief	2003	559,247	33,380	—	—	62,000	43,162	(6)
Executive Officer	2002	533,040	—	—	—	72,500	39,083	(7)

David Borshell,	2004	243,232	—	—	—	—	4,981	(8)
Chief Operating	2003	216,643	29,208	—	—	42,000	4,276	(8)
Officer	2002	206,083	—	—	—	52,250	4,056	(8)

Jeff M. Framer,	2004	243,027	—	—	—	—	5,118	(8)
Chief Financial	2003	228,196	20,863	—	—	32,000	4,655	(8)
Officer	2002	217,532	—	—	—	42,250	4,457	(8)

Notes to Summary Compensation Table:

(1)                                  The fiscal 2004, 2003 and 2002 salary figures for Mr. Greenwald include an additional annual salary component characterized as an “unaccountable personal expense allowance” in his employment agreement.

(2)                                  No bonuses were earned in fiscal 2004.  For a description of the formula bonus plan under which each executive officer’s fiscal 2003 bonus was awarded, see “Bonuses” in the Compensation Committee Report on Executive Compensation.  All executive officers waived their bonuses for fiscal 2002.  Each of the named executive officers also received a nominal holiday bonus of $300 in fiscal 2004, $200 in fiscal 2003 and $100 in fiscal 2002.

(3)                                  While all the executive officers enjoyed certain perquisites in fiscal 2004, 2003 and 2002, their perquisites did not exceed the lesser of $50,000 or 10% of their annual salary and bonus for any fiscal year.

(4)                                  There were no restricted stock units (“RSUs”) awarded in fiscal 2004.  Any awarded RSUs are payable solely in shares of the Company’s common stock and vest commencing one year from the award date and on each of the next four anniversaries of that date in equal installments at a minimum rate of 20% per year.

The number and market value of unvested RSUs held by each of these executive officers at March 31, 2004 (based on the $3.30/share closing price of the Company’s common stock on NASDAQ/NM on March 31, 2004, the last trading day of our fiscal year) were:

Executive Officers:

Mr. Greenwald, 8,670 and $28,611,

Mr. Borshell, 2,510 and $8,283, and

Mr. Framer, 2,646 and $8,732.

If employment by the Company terminates due to total disability or death, any unvested RSUs in the executive officer’s stock unit account will become fully vested and the shares issuable in payment thereof will be distributed immediately.  Upon retirement, the executive officer’s stock unit account will be credited with a pro rata portion of the next installment of the award that would otherwise vest based on the number of quarters or partial quarters served during the applicable fiscal year.  If employment by the Company is terminated for any reason other than death, disability, retirement or in connection with a change of control event, all unvested RSUs will be forfeited.  For a description of the effects of termination of employment prior to or following a change of control event, see “Other Change of Control Arrangements.”

The 1998 Incentive Plan grants the Compensation Committee discretion to accelerate, extend or otherwise modify benefits payable under the RSU awards in various circumstances, including a termination of employment (other than “for cause”) or a change of control event.  See “Restricted Stock Unit Grants.”

For the shares vesting in 2004, 2003 and 2002, the Board of Directors, acting on behalf of the Compensation Committee, allowed the award recipients to surrender vested shares to cover applicable withholding taxes if they so desired.

(5)                                  Includes $3,690 of term life insurance premium payments, $28,700 of universal life insurance premium payments and no Company contributions to a 401(k) plan.

(6)                                  Includes $3,690 of term life insurance premium payments, $37,991 of universal life insurance premium payments and $1,481 of Company contributions to a 401(k) plan.

(7)                                  Includes $3,690 of term life insurance premium payments, $30,076 of universal life insurance premium payments and $5,317 of Company contributions to a 401(k) plan.

(8)                                  Entire amount consists of Company contributions to a 401(k) plan.

Option Grants in Last Fiscal Year

No stock options were granted to the officers named in the Summary Compensation Table during the fiscal year ended March 31, 2004.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

The following table summarizes options exercised in fiscal 2004 by the named executive officers, and the value of the unexercised in-the-money options held by those executives at fiscal year-end:

	Shares Acquired on	Value	Number of Shares Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised Options at Fiscal Year-End (1)
	Exercise (#)	Realized ($)	Exercisable (#)	Unexercisable (#) (2)	Exercisable ($)	Unexercisable ($)
Martin W. Greenwald	0	$0	495,046	59,454	$115,701	$90,914
David Borshell	0	0	193,186	41,064	82,018	62,809
Jeff M. Framer	0	0	162,357	31,893	65,333	48,795

Notes to Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values Table:

(1)                                  Based on the market value of the underlying shares of common stock at fiscal year end (using $3.30 per share closing price on NASDAQ on March 31, 2004, the last trading day of our fiscal year), minus the exercise price.

(2)                                  In the event of a change of control under the Company’s Restated 1992 Stock Option Plan or 1998 Incentive Plan, the unvested portion of an option immediately vests.  See “Other Change of Control Arrangements.”

Equity Compensation Plans

The following table sets forth certain information as of March 31, 2004 with respect to our equity compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated by (i) all compensation plans previously approved by our security holders, and (ii) all compensation plans not previously approved by our security holders:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities referenced in the first column)
Equity compensation plans approved by security holders	1,567,262	4.71	164,000
Equity compensation plans not approved by security holders	0	—	—

Total	1,567,262	4.71	164,000

Notes to Equity Compensation Plans Table:

(1)                                  Does not include 10,000 out-of-plan options granted to each of David Borshell, Jeff M. Framer, and Cheryl Lee (former Chief Administrative Officer and General Counsel) as compensation for extraordinary service during the 1994 earthquake related corporate business operations interruption and resumption.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION (1)

Compensation Committee.  Our Compensation Committee was established in 1992 and is composed entirely of non-executive directors.  The Compensation Committee reviews with the full Board all aspects of the compensation packages for each executive officer of the Company.  The Compensations Committee, and from time to time the full Board, approves compensation packages and any amendments thereto.  Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.  The Compensation Committee administers our Restated 1992 Stock Option Plan, 1998 Incentive Plan and other employee benefit plans of the Company, and will administer our 2004 Incentive Compensation Plan if it is approved.  The following report addresses the Compensation Committee’s objectives and its actions and decisions with respect to compensation for the 2004 fiscal year.

Compensation Objectives.  The Compensation Committee’s goal is to maximize shareholder value over the long term by implementing programs designed to enable the Company to attract, retain and motivate the best possible key employees to operate and manage the Company at all levels.  The Company offers a contributory 401(k) plan and provides health, life and disability insurance to full-time employees.

The executive officer compensation packages contain three primary components:

•                                          base salary;

•                                          long-term incentive compensation in the form of stock-based awards, including options and restricted stock unit awards; and

•                                          short-term incentive compensation in the form of annual cash bonuses based on the Company’s financial performance.

Base Salary.  An executive officer’s base salary is determined by an assessment of their sustained performance against their individual job responsibilities including, where appropriate, the impact of their performance on the business results of the Company, current salary in relation to the salary range designated for the job, experience and mastery, and potential for advancement.  In general, employment agreements with our executive officers provide that base salary will increase 5% annually.  In fiscal 2004, no other increases in base salary were made.

Option Grants.  The Compensation Committee views any option grant portion of the executive officer compensation packages as a special form of long-term incentive compensation to be awarded on a limited and non-regular basis.  The objective of these awards is to advance the longer-term interests of the Company and its shareholders and complement incentives tied to annual performance.  These awards provide rewards to executive officers based upon the creation of incremental shareholder value and the attainment of long-term financial goals.  Stock options produce value to executive officers only if the price of the Company’s stock appreciates, thereby directly linking the interests of executive officers with those of shareholders.

Stock options granted to executive officers are priced at or above the fair market value of the common stock on the date of grant.  Awards of stock options are determined based on the Compensation Committee’s subjective determination of the amount of awards necessary, as a supplement to an executive officer’s base salary and performance-based bonus, to retain and motivate the executive officer.

In fiscal 2004, no options were granted to Messrs. Greenwald, Borshell and Framer.

Restricted Stock Unit (“RSU”) Grants.  The Compensation Committee has the ability to authorize RSU grants to executive officers as an additional form of long-term incentive intended to provide executive officers with a more direct incentive to enhance the value of the Company’s common stock.  The specific number of RSUs in each grant was based upon a multiple of the executive officer’s base salary, divided by the average price of the Company’s common stock prior to grant.  In general, the base salary multiples for the executive officers, which ranged from 20% to 70%, increased with the level of responsibility and the perceived impact of each position on the strategic direction of the Company.

In fiscal 2000 and 1999, the Compensation Committee authorized an award to executive officers of RSUs, which vest on an annual schedule.  RSU grants are described in the Summary Compensation Table.  The Compensation Committee has not authorized the award of RSUs to any of its executive officers since fiscal 2000 and has not contemplated any additional awards of RSUs.

To encourage retention and promote an alignment of interest with the Company’s shareholders, the RSUs vest over a maximum period of five years; vesting may be accelerated based upon the Company’s financial performance.  The RSUs will vest in equal annual installments of at least 20%; however, if performance meets or exceeds the minimum specified percentage of applicable performance targets established annually by the Compensation Committee, the RSUs will vest at the rate of 33 1/3% for that year.  No accelerated vesting has been applied.

Bonuses.  In the fourth quarter of fiscal 2003, the Compensation Committee changed the bonus structure to be equal to 10% of consolidated pretax earnings adjusted to add back noncash amortization expense of RSUs and warrants, thereby establishing a direct link between executive officer pay and Company financial performance.  An individual executive officer’s annual cash bonus is a percentage of the bonus pool determined by the executive officer’s job level.  Actual cash bonuses are determined by applying a formula based on Company’s achievement of consolidated pretax earnings, as adjusted, to each executive officer’s job level.  The bonuses are described in the Summary Compensation Table.  In fiscal 2004, no bonuses were earned by Messrs. Greenwald, Borshell and Framer.

The specific performance criteria and targets used to determine the bonuses and RSU accelerated vesting are subject to change annually at the Compensation Committee’s discretion to adjust for changes in the Company’s business, competitive conditions, changes in its capitalization, performance and needs.  The Compensation Committee has not disclosed publicly the exact targets specified in these awards because this information is deemed to be confidential and proprietary, the disclosure of which would be against the best interests of the Company.

Compensation of Chief Executive Officer.  The compensation of our Chief Executive Officer results from his participation in the same compensation programs as the other executive officers of the Company.  The Compensation Committee applied the principles outlined above in establishing Mr. Greenwald’s compensation, in the same manner as they were applied to other executive officers of the Company.

Pursuant to the Company’s previous formula bonus plan described in his employment agreement, Mr. Greenwald was eligible for an annual bonus for fiscal 2002 of 30% to 94% of his base salary if the performance of the Company exceeded a specified minimum percentage of the performance target established by the Compensation Committee.  While the Company exceeded its minimum EBITDA performance percentage established by the Compensation Committee for fiscal 2002, Mr. Greenwald waived his right to receive a bonus.

Section 162(m) Policy.  To the extent reasonably practicable and within the Compensation Committee’s control, the Compensation Committee prefers to limit executive officer compensation in ordinary circumstances to that which is deductible by the Company under Section 162(m) of the Internal Revenue Code.  During fiscal year 2004, all compensation paid to executive officers was within the Section 162(m) limit.  Existing grants of RSUs, however, are not considered performance-based for these purposes and are included as compensation for these purposes only when they vest.  Accordingly, to the extent that the value of shares vesting in any future year under RSU awards, when combined with salary, allowances and other non-exempt compensation, exceeds $1,000,000, the excess would not be deductible.  The Compensation Committee does not expect non-exempt compensation to exceed the applicable limit for fiscal year 2005.

COMPENSATION COMMITTEE

Ira S. Epstein, Chairman

M. Trevenen Huxley

Robert J. McCloskey

(1) The Compensation Committee Report on Executive Compensation shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filings of the Company pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this section by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either of the Acts.

Audit and Non-Audit Fees.  The following table presents fees billed for professional audit services rendered by KPMG LLP for the audit of the Company’s annual financial statements for the fiscal year ended March 31, 2004, and fees billed for other services rendered by KPMG LLP during the fiscal year:

Description	Fees
Audit Fees (excluding audit related services)	$235,500
Financial Information Systems Design and Implementation Fees	—
All Other Fees:
Audit Related Services	—
Other Non-Audit Services (1)	59,569
Total All Other Fees	59,569

Total Audit and Non-Audit Fees	$295,069

(1) Other Non-Audit Services consists primarily of tax compliance and other tax advisory services.

AUDIT COMMITTEE REPORT (1)

The Audit Committee of the Board of Directors of the Company is composed of three directors and operates under a written charter approved and annually reviewed by the Board of Directors.  The Company’s management is responsible for the Company’s internal accounting controls and the financial reporting process, and the preparation of financial statements in accordance with generally accepted accounting principles.  The Company’s independent public accountants, KPMG LLP, are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and performing timely reviews of the quarterly financial statements in accordance with SAS No. 100 and issuing reports thereon.  The Audit Committee’s primary responsibility is to monitor and oversee these processes, and the systems of internal controls that management and the Board of Directors have established.  The Board of Directors has determined that each of the members of the audit committee is an “independent auditor” as that term is defined in Rule 4200(a)(14) of the Marketplace Rules of Nasdaq.

In connection with these responsibilities, the Audit Committee has reviewed and discussed with management and the independent accountants the fair and complete presentation of the Company’s annual and quarterly financial results for the fiscal year ended March 31, 2004.  In addition, the Audit Committee has discussed with the independent accountants the matters required by Statement of Auditing Standards No. 61, Communication with Audit Committees.

The Audit Committee has also received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent accountants that firm’s independence from the Company and its management.  In addition, the Audit Committee has considered whether non-audit services by the independent accountants are compatible with the independence requirements of Board Standard No. 1.  The Committee has concluded that the independent auditors are independent from the Company and its management.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit.  The Committee met with the independent auditors, with and without management present, to discuss the results of their examination, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based on the Audit Committee’s discussions with management and the independent accountants and the Audit Committee’s review of the representations of management and the independent accountants, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004 for filing with the Securities Exchange Commission.  The Audit Committee and the Board also have approved and recommended the selection of the Company’s independent auditors.

AUDIT COMMITTEE

Ira S. Epstein, Chairman

M. Trevenen Huxley

Robert J. McCloskey

(1) The foregoing report of the Audit Committee does not constitute “soliciting material” and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such report by reference therein.

DESCRIPTION OF EMPLOYMENT CONTRACTS, TERMINATION
OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

We entered into employment agreements with each of the executive officers named in the Summary Compensation Table.  The terms are summarized below.

Term.  Each agreement is for three-years, with two one-year extensions.

Base Salary.  Base salaries for the year ending March 31, 2005 for Messrs. Greenwald, Borshell and Framer are $529,657, $274,938 and $259,375, respectively.  Mr. Greenwald has an annual unaccountable personal expense allowance of $86,916.  Each officer will receive an annual 5% increase.

Cash Bonus.  The officers are eligible for cash bonuses as incentive short-term compensation, based on our financial performance relative to annually determined performance targets.  The cash bonus plan for fiscal 2004 is based on a percentage formula relative to 10% of consolidated pretax earnings, adjusted to add back noncash amortization expense of RSUs and warrants.  Bonus criteria are subject to change annually at the discretion of the Compensation Committee.

Stock-Based Awards.  The officers are eligible for stock-based grants as the Board (or the administrator of the relevant stock option or award plan) determines.

Severance.  Severance following death, disability or expiration of the term consists of base salary, expense allowance and insurance continuation for six months, and a pro rata portion of any bonus payable for the longer of six months or that part of the fiscal year occurring prior to expiration.

Termination.  If employment is terminated without cause, the officer will continue to receive all compensation, rights and benefits under the agreement through the expiration of the term, plus the severance benefits described above.  If an officer resigns for good reason or is terminated due to a change in control, he will receive all compensation and benefits under the agreement for the longer of one year or the remaining term, plus the severance benefits described above.  If an officer is terminated for cause, no severance, bonus or other compensation is due or payable  In general, all unvested options and RSU’s will immediately vest if employment is terminated without cause or the executive resigns for good reason following a change of control.

Fringe Benefits.  The officers receive medical, dental, life and short and long-term disability insurance, 401(k) plan participation, vacation and reimbursement for reasonable business expenses.  Mr. Greenwald also receives personal life and disability insurance premium payments and reimbursements for medical expenses not covered by medical insurance, an unaccountable personal expense allowance, and use of a company car.

Stock Price Performance Graph

This section of the Proxy Statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filings of the Company pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this section by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either of the Acts.

The graph below compares the cumulative total return of the Company, the NASDAQ U.S. Market Index and a Company-selected peer group for the 5-year period ending March 31, 2004.  The new peer group consists of Handleman Company, Trans World Entertainment Corp., and Lions Gate Entertainment.  The old peer group consists of Handleman Company, Trans World Entertainment Corp., and Movie Gallery, Inc.  Movie Gallery was removed from our peer group since they are primarily a retail company.  After the sale of DVDPlanet, Image is no longer involved in retail.  Lions Gate was added to our new peer group since some of their business parallels Image’s. The graph assumes an initial investment of $100 on March 31, 1998 in the Company, the NASDAQ U.S. Market Index and the peer group.  The graph also assumes reinvestment of dividends, if any.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG IMAGE ENTERTAINMENT, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
A NEW PEER GROUP AND AN OLD PEER GROUP

DOLLARS
250
200
150
100
50
0
3/99
3/00
3/01
3/02
3/03
3/04
IMAGE ENTERTAINMENT, INC.
NASDAQ STOCK MARKET (U.S.)
NEW PEER GROUP
OLD PEER GROUP

* $100 invested on 3/31/99 in stock or index-including reinvestment of dividends. Fiscal year ending March 31.

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS

To be considered for inclusion in the Company’s proxy solicitation materials for the 2005 Annual Meeting of Shareholders, a shareholder proposal under SEC Rule 14a-8 must be received by the Company’s Corporate Secretary at the principal executive offices of the Company no later than April 1, 2005.

A shareholder may wish to have a proposal (other than a proposal in respect of a nominee for election to the Board) presented at the 2005 Annual Meeting of Shareholders but not to have the proposal included in the Company’s proxy statement for the meeting.  If notice of the proposal is not received by the Company by June 16, 2005, then the proposal will be deemed untimely under Rule 14a-4(c) under the Securities Exchange Act of 1934, and the Company will have the right to exercise discretionary voting authority with respect to the proposal.

Under Article III, Section 4 of our Bylaws, nominations for election of members of the Board may be made by the Board or any shareholder of any outstanding class of voting stock of the Company entitled to vote for the election of directors.  Notice of intention to make any nominations, other than the Board of Directors, must be made in writing and be received by the President of the Company no more than 60 days prior to a meeting of shareholders called for the election of directors, and no more than ten days after the date the notice of the meeting is sent to shareholders.  The notice must contain the following information about each nominee:

•                                          name and address,

•                                          principal occupation, and

•                                          number of shares of Company voting stock owned.

The notice must also contain the name and residence address of the notifying shareholder, and the number of shares of voting stock of the Company owned by the notifying shareholder.  Nominations not made in accordance with these procedures will be disregarded by the chairman of the meeting, and the inspectors of election will then disregard all votes cast for the nominees.

ANNUAL REPORT TO SHAREHOLDERS/FORM 10-K

The Company’s Annual Report to Shareholders on Form 10-K for the fiscal year ended March 31, 2004 accompanies this Proxy Statement but does not constitute proxy soliciting material.  Copies are available upon request.  Please direct requests to:

DENNIS HOHN CHO, ESQ.

Corporate Secretary

Image Entertainment, Inc.

20525 Nordhoff Street, Suite 200

Chatsworth, CA  91311

OTHER BUSINESS

The Proxyholders will have discretionary authority to vote on such business (other than Proposals 1 and 2) as may properly come before the annual meeting of shareholders (the Board does not know of any such business as of this date), and all matters incident to the conduct of the meeting.

By Order of the Board of Directors,

IMAGE ENTERTAINMENT, INC.

DENNIS HOHN CHO, ESQ.

Corporate Secretary

Chatsworth, California

July 29, 2004

Whether or not you expect to attend the meeting, we urge you to promptly complete, date and sign the enclosed proxy and return it in the envelope provided.  Thank You.

EXHIBIT A

Image Entertainment, Inc.

2004 Incentive Compensation Plan

1.                                       Purpose.  The purpose of this 2004 Incentive Compensation Plan (the “Plan”) is to assist Image Entertainment, Inc., a California corporation (the “Company”) and its Related Entities in attracting, motivating, retaining and rewarding high-quality executives and other Employees, officers, Directors and Consultants by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value.  The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board.

2.                                       Definitions.  For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

(a)                                  “Annual Incentive Award” means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, as determined by the Committee, after the end of a specified fiscal year.

(b)                                 “Award” means any Option, Stock Appreciation Right (including Limited Stock Appreciation Right), Restricted Stock, Stock Units, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest, granted to a Participant under the Plan.

(c)                                  “Beneficiary” means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof.  If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d)                                 “Beneficial Owner”, “Beneficially Owning” and “Beneficial Ownership” shall have the meanings ascribed to such terms in Rule 13d3 under the Exchange Act and any successor to such Rule.

(e)                                  “Board” means the Company’s Board of Directors.

(f)                                    “Cause” shall, with respect to any Participant, have the equivalent meaning (or the same meaning as “cause” or “for cause”) set forth in any employment agreement between the Participant and the Company or a Related Entity or, in the absence of any such agreement, such term shall mean (i) the failure by the Participant to perform his or her duties as assigned by the Company (or a Related Entity) in a reasonable manner, (ii) any violation or breach by the Participant of his or her employment agreement with the Company (or a Related Entity), if any, (iii) any violation or breach by the Participant of his or her confidential information and invention assignment agreement with the Company (or a Related Entity), if any, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), (v) chronic addiction to alcohol, drugs or other similar substances affecting the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company.  The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g)                                 “Change in Control” means a Change in Control as defined with related terms in Section 9 of the Plan.

(h)                                 “Change in Control Price” shall be defined as it is defined, if at all, (1) in an employment, compensation, or severance agreement, if any, between the Company or any Related Entity and the Participant, relating to the Participant’s employment, compensation, or severance with or from the Company or such Related Entity, or (2) in the agreement evidencing the Award to such Participant.

(i)                                     “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(j)                                     “Committee” means a committee designated by the Board to administer the Plan with respect to at least a group of Employees, Directors or Consultants.

(k)                                  “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(l)                                     “Continuous Service” means uninterrupted provision of services to the Company as an Employee, a Director, or a Consultant.  Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, as either an Employee, a Director, or a Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity as either an Employee, a Director, or a Consultant (except as otherwise provided in the Option Agreement).  An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(m)                               “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)                                     a sale or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)                                  a sale or other disposition of more than fifty percent (50%) of the outstanding securities of the Company;

(iii)                               a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)                              a merger, consolidation or similar transaction following which the Company is the surviving corporation.

(n)                                 “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 7(e) of the Plan.

(o)                                 “Director” means a member of the Board or the board of directors of any Related Entity.

(p)                                 “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(q)                                 “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

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(r)                                    “Effective Date” means the effective date of the Plan, which shall be September 10, 2004.

(s)                                  “Eligible Person” means all Employees (including officers), Directors and Consultants of the Company or of any Related Entity.  The foregoing notwithstanding, only employees of the Company, the Parent, or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options.  An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(t)                                    “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity.  The Payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(u)                                 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(v)                                 “Executive Officer” means an executive officer of the Company as defined under the Exchange Act.

(w)                               “Fair Market Value” means the fair market value of Stock, Awards or other property as determined by the Plan Administrator, or under procedures established by the Plan Administrator.  Unless otherwise determined by the Plan Administrator, the Fair Market Value of Stock as of any given date, after which the Stock is publicly traded on a stock exchange or market, shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(x)                                   “Good Reason” shall, with respect to any Participant, have the equivalent meaning (or the same meaning as “good reason” or “for good reason”) set forth in any employment agreement between the Participant and the Company or a Related Entity or, in the absence of any such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any respect with the Participant’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company (or a Related Entity), or any other action by the Company (or a Related Entity) which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated,  insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (ii) any failure by the Company (or a Related Entity) to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant;  (iii) the Company’s (or Related Entity’s) requiring the Participant to be based at any office or location outside of fifty miles from the location of employment as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities; (iv) any purported termination by the Company (or a Related Entity) of the Participant’s Continuous Service otherwise than for Cause as defined in Section 2(f), or by reason of the Participant’s Disability as defined in Section 2(o), prior to the Expiration Date.  For purposes of this Section 2(v), any good faith determination of “Good Reason” made by the Company shall be conclusive.

(y)                                 “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(z)                                   “Limited Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(aa)                            “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

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(bb)                          “Optionee” means a person to whom an Option or Incentive Stock Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(cc)                            “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(h) hereof.

(dd)                          “Parent” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50 percent or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

(ee)                            “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ff)                                “Performance Award” means a right, granted to an Eligible Person under Section 8 hereof, to receive Awards based upon performance criteria specified by the Plan Administrator.

(gg)                          “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(hh)                          “Plan Administrator” means the Board or any Committee delegated by the Board to administer the Plan.

(ii)                                  “Related Entity” means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary, directly or indirectly, holds a substantial ownership interest.

(jj)                                  “Restricted Stock” means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

(kk)                            “Rule 16b-3” and “Rule 16a-1(c)(3)” means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(ll)                                  “Stock” means the Company’s Common Stock, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.

(mm)                      “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(nn)                          “Stock Unit” means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified period of time.

(oo)                          “Subsidiary” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.                                       Administration.

(a)                                  Administration by Board.  The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c).

(b)                                 Powers of Board.  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

4

(i)                                     To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Stock pursuant to an Award; and the number of shares of Stock with respect to which an Award shall be granted to each such person.

(ii)                                  To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration.  The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii)                               To effect, at any time and from time to time, with the consent of any adversely affected Participant, (1) the reduction of the exercise price of any outstanding Award under the Plan, if any, (2) the cancellation of any outstanding Award and the grant in substitution therefor of (A) a new Award under the Plan or another equity plan of the Company covering the same or a different number of shares of Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board, in its sole discretion), or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(iv)                              To amend the Plan or an Award as provided in Section 10(e).

(v)                                 To terminate or suspend the Plan as provided in Section 10(e).

(vi)                              Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(c)                                  Delegation to Committee.

(i)                                     General.  The Board may delegate administration of the Plan to a Committee or Committees of two (2) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated.  If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(ii)                                  Section 162(m) and Rule 16b-3 Compliance.  In the discretion of the Board, the Committee may consist solely of two or more “Outside Directors”, in accordance with Section 162(m) of the Code, and/or solely of two or more “Non-Employee Directors”, in accordance with Rule 16b-3.  In addition, the Board or the Committee may delegate to a committee of two or more members of the Board the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (c) not then subject to Section 16 of the Exchange Act.

(d)                                 Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(e)                                  Arbitration.  Any dispute or claim concerning any Award granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of

5

Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in Los Angeles, California.  The Company shall pay all arbitration fees.  In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs.  By accepting an Award, the Participant and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

(f)                                    Limitation of Liability.  The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan.  Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Plan Administrator, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.                                       Stock Subject to Plan.

(a)                                  Limitation on Overall Number of Shares Subject to Awards.  Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of (i) 1,000,000, plus (ii) the number of shares with respect to Awards previously granted under the Plan that terminate without being exercised, expire, are forfeited or canceled, and the number of shares of Stock that are surrendered in payment of any Awards or any tax withholding with regard thereto.  Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b)                                 Application of Limitations.  The limitation contained in this Section 4 shall apply not only to Awards that are settled by the delivery of shares of Stock but also to Awards relating to shares of Stock but settled only in cash (such as cash-only Stock Appreciation Rights).  The Plan Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

5.                                       Eligibility; Per-Person Award Limitations.  Awards may be granted under the Plan only to Eligible Persons.  In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards under which more than 250,000 shares of Stock could be received by the Participant, subject to adjustment as provided in Section 10(c).  In addition, the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Participant shall be $500,000, and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Participant shall be $1,000,000.

6.                                       Specific Terms of Awards.

(a)                                  General.  Awards may be granted on the terms and conditions set forth in this Section 6.  In addition, the Plan Administrator may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Plan Administrator shall determine, including terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant and terms permitting a Participant to make elections relating to his or her Award.  The Plan Administrator shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.  Except in cases in which the Plan Administrator is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of California law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

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(b)                                 Options.  The Plan Administrator is authorized to grant Options to Participants on the following terms and conditions:

(i)                                     Stock Option Agreement.  Each grant of an Option shall be evidenced by a Stock Option Agreement.  Such Stock Option Agreement shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Plan Administrator deems appropriate for inclusion in a Stock Option Agreement.  The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(ii)                                  Number of Shares.  Each Stock Option Agreement shall specify the number of shares of Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 10(c) hereof.  The Stock Option Agreement shall also specify whether the Stock Option is an Incentive Stock Option or a Non-Qualified Stock Option.

(iii)                               Exercise Price.

(A)                              In General.  Each Stock Option Agreement shall state the price at which shares of Stock subject to the Option may be purchased (the “Exercise Price”), which shall be, with respect to Incentive Stock Options, not less than 100% of the Fair Market Value of the Stock on the date of grant.  In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Plan Administrator; provided, however, that the Exercise Price shall be no less than 100% of the Fair Market Value of the shares of Stock on the date of grant of the Non-Qualified Stock Option.

(B)                                Ten Percent Shareholder.  If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Related Entity, any Incentive Stock Option granted to such Participant must have an Exercise Price per share of at least 110% of the Fair Market Value of a share of Stock on the date of grant.

(iv)                              Time and Method of Exercise.  The Plan Administrator shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements).  The Plan Administrator may also determine the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions.  The Board or the Committee may determine the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Plan Administrator a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

(v)                                 Incentive Stock Options.  The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code.  Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Rights in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has consented in writing to the change that will result in such disqualification.  If and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

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(A)                              the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B)                                The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company or its Parent Corporation during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.  To the extent an Option exceeds such limit, unless otherwise provided for in the Stock Option Agreement, the amount of the Option in excess of $100,000 shall be treated as a Non-Qualified Stock Option.

(vi)                              Repurchase Rights.  The Committee and the Board shall have the discretion to grant Options which are exercisable for unvested shares of Common Stock.  Should the Optionee’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares.  The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

(c)                                  Stock Appreciation Rights.  The Plan Administrator is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(i)                                     Right to Payment.  A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a “Limited Stock Appreciation Right” that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price over (B) the grant price of the Stock Appreciation Right as determined by the Plan Administrator.  The grant price of a Stock Appreciation Right shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under Section 8(a) hereof.

(ii)                                  Other Terms.  The Plan Administrator shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.  Limited Stock Appreciation Rights that may only be exercised in connection with a Change in Control or other event as specified by the Plan Administrator, may be granted on such terms, not inconsistent with this Section 6(c), as the Plan Administrator may determine.  Stock Appreciation Rights and Limited Stock Appreciation Rights may be either freestanding or in tandem with other Awards.

(d)                                 Restricted Stock.  The Plan Administrator is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)                                     Grant and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Plan Administrator

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may impose, or as otherwise provided in this Plan.  The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Plan Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Plan Administrator).  During the restricted period applicable to the Restricted Stock, subject  to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii)                                  Forfeiture.  Except as otherwise determined by the Plan Administrator at the time of the Award, upon termination of a Participant’s Continuous Service during the applicable restriction period, the Participant’s Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Plan Administrator may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii)                               Certificates for Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Plan Administrator shall determine.  If certificates representing Restricted Stock are registered in the name of the Participant, the Plan Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)                              Dividends and Splits.  As a condition to the grant of an Award of Restricted Stock, the Plan Administrator may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan.  Unless otherwise determined by the Plan Administrator, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e)                                  Stock Units.  The Plan Administrator is authorized to grant Stock Units to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified time period, subject to the following terms and conditions:

(i)                                     Award and Restrictions.  Satisfaction of an Award of Stock Units shall occur upon expiration of the time period specified for such Stock Units by the Plan Administrator (or, if permitted by the Plan Administrator, as elected by the Participant).  In addition, Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Plan Administrator may impose, if any, which restrictions may lapse at the expiration of the time period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Plan Administrator may determine.  Stock Units may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Stock Units, or a combination thereof, as determined by the Plan Administrator at the date of grant or thereafter.  Prior to satisfaction of an Award of Stock Units, an Award of Stock Units carries no voting or dividend or other rights associated with share ownership.

(ii)                                  Forfeiture.  Except as otherwise determined by the Plan Administrator, upon termination of a Participant’s Continuous Service during the applicable time period thereof to which

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forfeiture conditions apply (as provided in the Award agreement evidencing the Stock Units), the Participant’s Stock Units (other than those Stock Units subject to deferral at the election of the Participant) shall be forfeited; provided that the Plan Administrator may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Stock Units shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part the forfeiture of Stock Units.

(iii)                               Dividend Equivalents.  Unless otherwise determined by the Plan Administrator at date of grant, any Dividend Equivalents that are granted with respect to any Award of Stock Units shall be either (A) paid with respect to such Stock Units at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Stock Units and the amount or value thereof automatically deemed reinvested in additional Stock Units, other Awards or other investment vehicles, as the Plan Administrator shall determine or permit the Participant to elect.

(f)                                    Bonus Stock and Awards in Lieu of Obligations.  The Plan Administrator is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act.  Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Plan Administrator.

(g)                                 Dividend Equivalents.  The Plan Administrator is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.  Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award.  The Plan Administrator may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Plan Administrator may specify.

(h)                                 Other Stock-Based Awards.  The Plan Administrator is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Plan Administrator to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Plan Administrator, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Related Entities or business units.  The Plan Administrator shall determine the terms and conditions of such Awards.  Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Plan Administrator shall determine.  The Plan Administrator shall have the discretion to grant such other Awards which are exercisable for unvested shares of Common Stock.  Should the Optionee’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares.  The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be

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established by the Plan Administrator and set forth in the document evidencing such repurchase right.  Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

7.                                       Performance and Annual Incentive Awards.

(a)                                  Performance Conditions.  The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Plan Administrator.  The Plan Administrator may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 7(b) and 7(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m).  If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee as the Plan Administrator and not the Board.

(b)                                 Performance Awards Granted to Designated Covered Employees.  If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 7(b).

(i)                                     Performance Goals Generally.  The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7(b).  Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.”  The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards.  Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii)                                  Business Criteria.  One or more of the following business criteria for the Company, on a consolidated basis, and/or specified Related Entities or business units of the Company (except with respect to the total shareholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total shareholder return; (2) such total shareholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Russell 2000 Small Cap Index; (3) net income; (4) pretax earnings; (5) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (6) earnings per share; (7) operating earnings; and (8) ratio of debt to shareholders’ equity.  One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 7(c) hereof that are intended to qualify as “performance-based compensation” under Code Section 162(m).

(iii)                               Performance Period; Timing For Establishing Performance Goals.  Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee.  Performance goals shall be established not later than ninety (90) days after the beginning of any performance period applicable to

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such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(iv)                              Performance Award Pool.  The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards.  The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 7(b)(iii) hereof.  The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(v)                                 Settlement of Performance Awards; Other Terms.  Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee.  The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards.  The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a performance period or settlement of Performance Awards.

(c)                                  Annual Incentive Awards Granted to Designated Covered Employees.  The Committee may, within its discretion, grant one or more Annual Incentive Awards to any Eligible Person, subject to the terms and conditions set forth in this Section 7(c).

(i)                                     Annual Incentive Award Pool.  The Plan Administrator may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards.  In the case of Annual Incentive Awards intended to qualify as “performance-based compensation” for purposes of Code Section 162(m), the amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 7(b)(iii) hereof.  The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(ii)                                  Potential Annual Incentive Awards.  Not later than the end of the ninetieth (90th) day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be “performance-based compensation” under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 7(c)(i) hereof or as individual Annual Incentive Awards.  In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee.  In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

(iii)                               Payout of Annual Incentive Awards.  After the end of each fiscal year, the Plan Administrator (who shall be the Committee with respect to Annual Incentive Awards for Covered Persons) shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant.  The Plan Administrator may, in its discretion, determine that the amount payable to any Participant as an

12

Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever.  The Plan Administrator shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

(d)                                 Written Determinations.  All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 7(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 7(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m).  The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards if and to the extent required to comply with Code Section 162(m).

(e)                                  Status of Section 7(b) and Section 7(c) Awards Under Code Section 162(m).  It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 7(b) and 7(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder.  Accordingly, the terms of Sections 7(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder.  The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year.  If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

8.                                       Certain Provisions Applicable to Awards or Sales.

(a)                                  Stand-Alone, Additional, Tandem, and Substitute Awards.  Awards granted under the Plan may, in the discretion of the Plan Administrator, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity.  Such additional, tandem, and substitute or exchange Awards may be granted at any time.  If an Award is granted in substitution or exchange for another Award or award, the Plan Administrator shall require the surrender of such other Award or award in consideration for the grant of the new Award.  In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Stock Units or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price “discounted” by the amount of the cash compensation surrendered).

(b)                                 Term of Awards.  The term of each Award shall be for such period as may be determined by the Plan Administrator; provided that in no event shall the term of any Option or Stock

13

Appreciation Right exceed a period of ten years (or such shorter term as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

(c)                                  Purchase Prices.  In the case of an Award under this Plan, other than an Option, which grants an Employee, Director, or Consultant of the Company the right to purchase Stock, the Board or the Committee shall have discretion to set the purchase price, provided that in no event shall the purchase price per share of Stock be less than 100% of the Fair Market Value of such share on the date of the Award or the date of the purchase.

(d)                                 Form and Timing of Payment Under Awards; Deferrals.  Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Plan Administrator shall determine, including, without limitation, cash, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis.  The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Plan Administrator or upon occurrence of one or more specified events (in addition to a Change in Control).  Installment or deferred payments may be required by the Plan Administrator (subject to Section 10(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Plan Administrator.  Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

(e)                                  Exemptions from Section 16(b) Liability.  It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant).  Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b).

9.                                       Change in Control; Corporate Transaction.

(a)                                  Change of Control

(i)                                     Effect of “Change in Control.”  The effect of a “Change in Control,” as defined in Section 9(a)(ii) below, shall be as provided, if at all, (1) in an employment, compensation, or severance agreement, if any, between the Company or any Related Entity and the Participant, relating to the Participant’s employment, compensation, or severance with or from the Company or such Related Entity, or (2) in the agreement evidencing the Award.

(ii)                                  Definition of “Change in Control.”  “Change in Control” shall mean and be deemed to have occurred on the earliest of the following dates:

(a)                                  the date of an acquisition by any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) of “beneficial ownership” (as defined in Rule 13d-3 of the Exchange Act) or a pecuniary interest in more than 45% of the combined voting power of the Company’s then outstanding securities (“Voting Stock”), other than an acquisition by one or more of Company, Image Investors Co. or Messrs. John Kluge, Stuart Subotnick or Martin Greenwald (each, an “Excluded Person”) in connection with a new issuance of Voting Stock (or rights to acquire Voting Stock) after the effective date of the Plan by Company to the Excluded Person in a transaction that the Committee

14

determines (in advance of the issuance) does not constitute a Change in Control event, or in the event that one or more Excluded Persons take Company from a public company to a privately held company;

(b)                                 approval by the shareholders of Company of a Corporate Transaction other than a Corporate Transaction: (1) (a) in which substantially all of the holders of Company’s Voting Stock hold or receive directly or indirectly 50% or more of the voting stock of the resulting entity or a parent company thereof, and (b) after which no “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than any one or more of the Excluded Persons, as defined above) owns more than 50% of the voting stock of the resulting entity (or a parent company) who did not own directly or indirectly at least that amount of Voting Stock immediately before the Corporate Transaction; or (2) in which the holders of Company’s capital stock immediately before such Corporate Transaction will, immediately after such Corporate Transaction, hold as a group on a fully diluted basis the ability to elect at least a majority of the directors of the surviving corporation (or a parent company);

(c)                                  the date the persons who were members of the Board at the beginning of any 24-month period shall cease to constitute a majority of the Board, unless the election, or the nomination for election by Company’s shareholders, of each new director was approved by two-thirds of the members of the Board then in office who were in office at the beginning of the 24-month period.

For purposes of determining whether a Change in Control has occurred, a transaction includes all transactions in a series of related transactions, and terms used in this definition but not defined are used as defined in the Plan.  The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).

(b)                                 Corporate Transactions.  In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may assume or continue any or all Awards outstanding under the Plan or may substitute similar stock awards for outstanding Awards (it being understood that similar stock awards include, but are not limited to, awards to acquire the same consideration paid to the shareholders or the Company, as the case may be, pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company), if any, in connection with such Corporate Transaction.  In the event that any surviving corporation or acquiring corporation does not assume or continue any or all such outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have been not assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction, the vesting of such Awards (and, if applicable, the time at which such Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), the Awards shall terminate if not exercised (if applicable) at or prior to such effective time, and any reacquisition or repurchase rights held by the Company with respect to such Awards held by Participants whose Continuous Service has not terminated shall (contingent upon the effectiveness of the Corporate Transaction) lapse.  With respect to any other Awards outstanding under the Plan that have not been assumed, continued or substituted, the vesting of

15

such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated, unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of such Award, and such Awards shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction.

(c)                                  Dissolution or Liquidation.  In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to the completion of such dissolution or liquidation, and shares of Common Stock subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such stock is still in Continuous Service.

10.                                 General Provisions.

(a)                                  Compliance With Legal and Other Requirements.  The Company may, to the extent deemed necessary or advisable by the Plan Administrator, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Plan Administrator, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.  The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

(b)                                 Limits on Transferability; Beneficiaries.

(i)                                     General.  Except as provided in the Award agreement, a Participant may not assign, sell, transfer, or otherwise encumber or subject to any lien any Award or other right or interest granted under this Plan, in whole or in part, including any Award or right which constitutes a derivative security as generally defined in Rule 16a1(c) under the Exchange Act, other than by will or by operation of the laws of descent and distribution, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative.

(ii)                                  Permitted Transfer of Option.  The Committee or Board, in its sole discretion, may permit the transfer of an Option (but not an Incentive Stock Option, or any other right to purchase Stock other than an Option) as follows:  (A) by gift to a member of the Participant’s Immediate Family or (B) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Optionee.  For purposes of this Section 10(b)(ii), “Immediate Family” shall mean the Optionee’s spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.  If a determination is made by counsel for the Company that the restrictions contained in this Section 10(b)(ii) are not required by applicable federal or state securities laws under the circumstances, then the Committee or Board, in its sole discretion, may permit the transfer of Awards (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) to one or more Beneficiaries or other transferees during the lifetime of the Participant, which may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent permitted by

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the Plan Administrator pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Plan Administrator may impose thereon, and further subject to any prohibitions and restrictions on such transfers pursuant to Rule 16b-3).  A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Plan Administrator, and to any additional terms and conditions deemed necessary or appropriate by the Plan Administrator.

(c)                                  Adjustments.

(i)                                     Adjustments to Awards.  In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Plan Administrator to be appropriate, then the Plan Administrator shall, in such manner as it may deem equitable, substitute, exchange, or adjust any or all of (A) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (B) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Plan Administrator determines to be appropriate.

(ii)                                  Other Adjustments.  The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d)                                 Taxes.  The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Plan Administrator may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.  This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

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(e)                                  Changes to the Plan and Awards.  The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award.  The Plan Administrator may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Plan Administrator action may materially and adversely affect the rights of such Participant under such Award.  Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Plan Administrator may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

(f)                                    Reporting of Financial Information.  The Company shall provide to the recipient of any Award under this Plan, no less frequently than annually, the financial statements of the Company, until such time as a determination is made by counsel for the Company that such reports are not required by applicable federal or state securities laws under the circumstances.

(g)                                 Limitation on Rights Conferred Under Plan.  Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

(h)                                 Unfunded Status of Awards; Creation of Trusts.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation.  With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan.  Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.  The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Plan Administrator may specify and in accordance with applicable law.

(i)                                     Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

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(j)                                     Payments in the Event of Forfeitures; Fractional Shares.  Unless otherwise determined by the Plan Administrator, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award.  The Plan Administrator shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(k)                                  Governing Law.  The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of California without giving effect to principles of conflicts of laws, and applicable federal law.

(l)                                     Plan Effective Date and Shareholder Approval; Termination of Plan.  The Plan shall become effective on the Effective Date, subject to subsequent approval within 12 months of its adoption by the Board by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable Nasdaq requirements, and other laws, regulations, and obligations of the Company applicable to the Plan.  Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event shareholder approval is not obtained.  The Plan shall terminate no later than 10 years from the date the Plan is adopted by the Board or 10 years from the date the Plan is approved by the Shareholders, whichever is earlier.

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EXHIBIT B

Image Entertainment, Inc.

Insider Trading Policy

I.  Policy and Purpose

In order to comply with federal and state securities laws governing (a) trading in the common stock of Image Entertainment, Inc. (“Image” or the “Company”) while in the possession of “material nonpublic information” concerning the Company, and (b) tipping or disclosing material nonpublic information to outsiders, and in order to prevent even the appearance of improper insider trading or tipping, the Company has adopted this policy for all of its directors, officers and employees, their family members, and specially designated outsiders who have access to the Company’s material nonpublic information.

II.  Scope

A.           This policy covers all directors, officers and employees of the Company, their family members (collectively referred to as “Insiders”), and any outsiders whom the Insider Trading Compliance Officer may designate as Insiders because they have access to material nonpublic information concerning the Company.

B.             The policy applies to any and all transactions in the Company’s securities, including its common stock and options to purchase common stock, and any other type of securities that the Company may issue, such as preferred stock, convertible debentures, warrants and exchange-traded options or other derivative securities.

C.             The policy will be delivered to all directors, officers, employees and designated outsiders upon its adoption by the Company, and to all new directors, officers, employees and designated outsiders at the start of their employment or relationship with the Company. Upon first receiving a copy of the policy or any revised versions, each Insider must sign an acknowledgment that he or she has received a copy and agrees to comply with the policy’s terms. Section 16 Individuals and Key Employees, as defined below, may be required to certify compliance with the policy on an annual basis.

III.  Section 16 Individuals and Key Employees

A.           Section 16 Individuals. The Company has designated those persons listed on Exhibit A attached hereto as the directors and officers who are subject to the reporting provisions and trading restrictions of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the underlying rules and regulations promulgated by the SEC. Section 16 Individuals must obtain prior approval of all trades in Company securities from the Insider Trading Compliance Committee in accordance with the procedures set forth in Section VI.C below. The Company will amend Exhibit A from time to time as necessary to reflect the addition, resignation or departure of Section 16 Individuals.

B.             Key Employees. The Company has designated those persons listed on Exhibit B attached hereto as Key Employees who, because of their position with the Company and their access to material nonpublic information, must obtain the prior approval of all trades in Company securities from the Insider Trading Compliance Committee in accordance with the procedures set forth in Section VI.C below. The Company will amend Exhibit B from time to time as necessary to reflect the addition, resignation or departure of Key Employees.

IV.  Insider Trading Compliance Officer and Compliance Committee

The Company has designated the level of Chief Financial Officer as its Insider Trading Compliance Officer (the “Compliance Officer”). The Insider Trading Compliance Committee (the “Compliance Committee”) will consist of the Compliance Officer and the Company’s General Counsel. The Compliance Committee will review and either approve or prohibit all proposed trades by Section 16 Individuals and Key Employees in accordance with the procedures set forth in Section VI.C below.

In addition to the trading approval duties described in Section VI.C below, the duties of the Compliance Officer will include the following:

A.           Administering this policy and monitoring and enforcing compliance with all policy provisions and procedures.

B.             Responding to all inquiries relating to this policy and its procedures.

C.             Designating and announcing special trading blackout periods during which no Insiders may trade in Company securities.

D.            Providing copies of this policy and other appropriate materials to all current and new directors, officers and employees, and such other persons who the Compliance Officer determines have access to material nonpublic information concerning the Company.

E.              Administering, monitoring and enforcing compliance with all federal and state insider trading laws and regulations, including without limitation Sections 10(b), 16, 20A and 21A of the Exchange Act and the rules and regulations promulgated thereunder, and Rule 144 under the Securities Act of 1933 (the “Securities Act”); and assisting in the preparation and filing of all required SEC reports relating to insider trading in Company securities, including without limitation Forms 3, 4, 5 and 144 and Schedules 13D and 13G.

F.              Revising the policy as necessary to reflect changes in federal or state insider trading laws and regulations.

G.             Maintaining as Company records originals or copies of all documents required by the provisions of this policy or the procedures set forth herein, and copies of all required SEC reports relating to insider trading, including without limitation Forms 3, 4, 5 and 144 and Schedules 13D and 13G.

H.            Maintaining the accuracy of the list of Section 16 Individuals and Key Employees as attached on Exhibits A and B, and updating them periodically as necessary to reflect additions to or deletions from each category of individuals.

The Compliance Officer may designate one or more individuals who may perform the Compliance Officer’s duties or the duties of the other member of the Compliance Committee in the event that the Compliance Officer or other Committee member is unable or unavailable to perform such duties.

V.  Definition of “Material Non-Public Information”

A. “MATERIAL” INFORMATION

Information about the Company is “material” if it would be expected to affect the investment or voting decisions of the reasonable shareholder or investor, or if the disclosure of the information would be expected to significantly alter the total mix of the information in the marketplace about the Company. In simple terms, material information is any type of information which could reasonably be expected to affect the price of Company securities. While it is not possible to identify all information that would be deemed “material,” the following types of information ordinarily would be considered material:

•                  Financial performance, especially quarterly and year-end earnings, and significant changes in financial performance or liquidity.

•                  Company projections and strategic plans.

•                  Potential mergers and acquisitions or the sale of Company assets or subsidiaries.

•                  New major contracts, orders, suppliers, customers, or finance sources, or the loss thereof.

•                  Major discoveries or significant changes or developments in products or product lines, research or technologies.

•                  Significant changes or developments in supplies or inventory, including significant product defects, recalls or product returns.

•                  Significant pricing changes.

•                  Stock splits, public or private securities/debt offerings, or changes in Company dividend policies or amounts.

•                  Significant changes in senior management.

•                  Significant labor disputes or negotiations.

•                  Actual or threatened major litigation, or the resolution of such litigation.

B. “NONPUBLIC” INFORMATION

Material information is “nonpublic” if it has not been widely disseminated to the public through major newswire services, national news services and financial news services. For the purposes of this policy, information will be considered public, i.e., no longer “nonpublic”, after the close of trading on the second full trading day following the Company’s widespread public release of the information.

C. CONSULT THE COMPLIANCE OFFICER FOR GUIDANCE

Any Insiders who are unsure whether the information that they possess is material or nonpublic must consult the Compliance Officer for guidance before trading in any Company securities.

VI.  Statement of Company Policy and Procedures

A. PROHIBITED ACTIVITIES

1.               No Insider may trade in Company securities while possessing material nonpublic information concerning the Company.

2.               Except as set forth herein, no Insider may trade in Company securities outside of the applicable “trading windows” described in Section VI.B below, or during any special trading blackout periods designated by the Compliance Officer.

3.               No Section 16 Individual or Key Employee listed on Exhibits A and B attached hereto may trade in Company securities unless the trade(s) have been approved by the Compliance Committee in accordance with the procedures set forth in Section VI.C below. Section 16 Individuals and Key Employees who wish to sell Company securities in order to liquidate their profits are strongly encouraged to sell their securities pursuant to a predetermined, Rule 10b5-1 compliant, written plan adopted prior to each fiscal or calendar year, which is approved by the Compliance Committee, specifies the dates and amounts of securities to be sold, and cannot be modified during the year. To the extent possible, Section 16 Individuals and Key Employees should retain all records and documents that support their reasons for making each trade.

4.               The Compliance Officer may not trade in Company securities unless the trade(s) have been approved by the other member of the Compliance Committee and the Chief Executive Officer or Chief Operating Officer, in accordance with the procedures set forth in Section VI.C below.

5.               No Insider may “tip” or disclose material nonpublic information concerning the Company to any outside person (including family members, analysts, individual investors, and members of the investment community and news media), unless required as part of that Insider’s regular duties for the Company and authorized by the Compliance Officer and/or the Investor Relations Committee. In any instance in which such information is disclosed to outsiders, the Company will take such steps as are necessary to preserve the confidentiality of the information, including requiring the outsider to agree in writing to comply with the terms of this policy and/or to sign a confidentiality agreement. All inquiries from outsiders regarding material nonpublic information about the Company must be forwarded to the Compliance Officer and/or the Investor Relations Committee.

6.               No Insider may give trading advice of any kind about the Company to anyone while possessing material nonpublic information about the Company, except that Insiders should advise others not to trade if doing so might violate the law or this policy. The Company strongly discourages all Insiders from giving trading advice concerning the Company to third parties even when the Insiders do not possess material nonpublic information about the Company.

7.               No Insider may trade in any interest or position relating to the future price of Company securities, such as a put, call or short sale.

8.               No Insider may (a) trade in the securities of any other public company while possessing material nonpublic information concerning that company, (b) “tip” or disclose material nonpublic information concerning any other public company to anyone, or (c) give trading advice of any kind to anyone concerning any other public company while possessing material nonpublic information about that company.

B. TRADING WINDOWS AND BLACKOUT PERIODS

1.               Trading Window for Section 16 Individuals and Key Employees. After obtaining trading approval from the Compliance Committee in accordance with the procedures set forth in Section VI.C below, Section 16 individuals and Key Employees listed on Exhibits A and B attached hereto may trade in Company securities only during the two-week period beginning at the close of trading on the second full trading day following the Company’s widespread public release of quarterly or year-end earnings, or in accordance with Section VI.A.3.

2.               Trading Windows for All Other Insiders. All other Insiders who are not Section 16 Individuals or Key Employees may trade in Company securities only during the period beginning at the close of trading on the second full trading day following the Company’s widespread public release of quarterly or year-end earnings and ending on the 15th day after the end of each quarter, or in accordance with Section VI.A.3.

3.               No Trading During Trading Windows While in the Possession of Material Nonpublic Information. No Insiders possessing material nonpublic information concerning the Company may trade in Company securities even during applicable trading windows. Persons possessing such information may trade during a trading window only after the close of trading on the second full trading day following the Company’s widespread public release of the information.

4.               No Trading During Blackout Periods. No Insiders may trade in Company securities outside of the applicable trading windows or during any special blackout periods that the Compliance Officer may designate. No Insiders may disclose to any outside third party that a special blackout period has been designated.

5.               Exceptions for Hardship Cases. The Compliance Officer may, on a case-by-case basis, authorize trading in Company securities outside of the applicable trading windows (but not during special blackout periods) due to financial hardship or other hardships, but only in accordance with the procedures set forth in Section VI.C.2 below.

C.             PROCEDURES FOR APPROVING TRADES BY SECTION 16 INDIVIDUALS, KEY EMPLOYEES AND HARDSHIP CASES

1.               Section 16 Individual/Key Employee Trades. No Section 16 Individual or Key Employee may trade in Company securities until

a.               the person trading has notified the Compliance Officer in writing of the amount and nature of the proposed trade(s),

b.              the person trading has certified to the Compliance Officer in writing no earlier than two business days prior to the proposed trade(s) that (i) he or she is not in possession of material nonpublic information concerning the Company and (ii) the proposed trade(s) do not violate the trading restrictions of Section 16 of the Exchange Act or Rule 144 of the Securities Act, and

c.               the Compliance Committee has approved the trade(s), and the Compliance Officer has certified the Committee’s approval in writing.

2.               Hardship Trades. The Compliance Officer may, on a case-by-case basis, authorize trading in Company securities outside of the applicable trading windows due to financial hardship or other hardships only after

a.               the person trading has notified the Compliance Officer in writing of the circumstances of the hardship and the amount and nature of the proposed trade(s),

b.              the person trading has certified to the Compliance Officer in writing no earlier than two business days prior to the proposed trade(s) that he or she is not in possession of material nonpublic information concerning the Company, and

c.               the Compliance Committee has approved the trade(s) and the Compliance Officer has certified the Committee’s approval in writing. Only the Compliance Officer’s approval is necessary for hardship trades by Insiders who are not Section 16 Individuals or Key Employees.

3.               No Obligation to Approve Trades. The existence of the foregoing approval procedures does not in any way obligate the Compliance Officer or Compliance Committee to approve any trades requested by Section 16 Individuals, Key Employees or hardship applicants. The Compliance Officer or Compliance Committee may reject any trading requests at their sole reasonable discretion.

D. EMPLOYEE BENEFIT PLANS

1.               Employee Stock Purchase Plans. The trading prohibitions and restrictions set forth in this policy do not apply to periodic contributions by the Company or employees to employee benefit plans (e.g., pension or 401K plans) which are used to purchase Company securities pursuant to the employees’ advance instructions. However, no officers or employees may alter their instructions regarding the purchase or sale of Company securities in such plans while in the possession of material nonpublic information.

2.               Stock Option Plans. The trading prohibitions and restrictions of this policy apply to all sales of securities acquired through the exercise of stock options granted by the Company, but not to the acquisition of securities through such exercises.

E. PRIORITY OF STATUTORY OR REGULATORY TRADING RESTRICTIONS

The trading prohibitions and restrictions set forth in this policy will be superseded by any greater prohibitions or restrictions prescribed by federal or state securities laws and regulations, e.g., short-swing trading by Section 16 Individuals or restrictions on the sale of securities subject to Rule 144 under the Securities Act of 1933. Any Insider who is uncertain whether other prohibitions or restrictions apply should ask the Compliance Officer.

VII.  Potential Civil, Criminal and Disciplinary Sanctions

A. CIVIL AND CRIMINAL PENALTIES

The consequences of prohibited insider trading or tipping can be severe. Persons violating insider trading or tipping rules may be required to disgorge the profit made or the loss avoided by the trading, pay the loss suffered by the person who purchased securities from or sold securities to the insider tippee, pay civil penalties up to three times the profit made or loss avoided, pay a criminal penalty of up to $1 million, and serve a jail term of up to ten years. The Company and/or the supervisors of the person violating the rules may also be required to pay major civil or criminal penalties.

B. COMPANY DISCIPLINE

Violation of this policy or federal or state insider trading or tipping laws by any director, officer or employee, or their family members, may subject the director to dismissal proceedings and the officer or employee to disciplinary action by the Company up to and including termination for cause.

C. REPORTING OF VIOLATIONS

Any Insider who violates this policy or any federal or state laws governing insider trading or tipping, or knows of any such violation by any other Insiders, must report the violation immediately to the Compliance Officer. Upon learning of any such violation, the Compliance Officer, in consultation with the other Compliance Committee member and the Company’s legal counsel, will determine whether the Company should release any material nonpublic information, or whether the Company should report the violation to the SEC or other appropriate governmental authority.

VIII.  Inquiries

Please direct all inquiries regarding any of the provisions or procedures of this policy to a member of the Compliance Committee.

Image Entertainment, Inc.

Insider Trading Policy

EXHIBIT A

Persons subject to Section 16 Requirements:

Martin W. Greenwald, Chairman, President & Chief Executive Officer

David Borshell, Chief Operating Officer

Jeff M. Framer, Chief Financial Officer

Ira Epstein, Director

M. Trevenen Huxley, Director

Robert J. McCloskey, Director

Image Entertainment, Inc.

Insider Trading Policy

EXHIBIT B

Key Employees:

Barbara Adolph, Vice President, Sales Administration & Customer Service

Richard Buchalter, Senior Vice President, Sales

Dennis Hohn Cho, Vice President, Business Affairs & General Counsel

Barry Gordon, Senior Vice President, Acquisitions

Rick Eiberg, Vice President, Information Technology

Garrett Lee, Vice President, Marketing

Jeff Lewis, Vice President, Production

Mary Schepis-Johnson, Vice President, Creative Services

George Steele, Vice President, Audio Operations

Bruce Venezia, Vice President, Programming

Burgess Wilson, Vice President, Business Development

Sylvie Yang, Vice President, Controller

Image Entertainment, Inc.

Insider Trading Policy

RECEIPT AND ACKNOWLEDGMENT

All Image Entertainment, Inc. (“Image”) employees, directors, contractors, subcontractors and agents are responsible for reading, understanding and following the principles outlined in this policy.  Please sign this page and return it to Human Resources.

I acknowledge that I have received and will comply with the Image Insider Trading Policy.  I understand and agree that this policy is not an employment contract between Image and me.

I understand that if I have questions related to this policy, I am to discuss them promptly with my supervisor, Human Resources or General Counsel.

Signature:	Date:

Print Name:

EXHIBIT C

Image Entertainment, Inc.

Code Of Conduct

Introduction

This Code of Conduct (“Code”) for Image Entertainment, Inc. (the “Company”) covers a wide range of business practices and procedures.  It does not cover every issue that may arise, but it sets out basic principles to guide the directors, officers and employees of the Company.  All Company directors, officers and employees should conduct themselves accordingly and seek to avoid even the appearance of improper behavior in any way relating to the Company.  In appropriate circumstances, this Code should also be provided to and followed by the Company’s agents and representatives, including consultants.

Any director or officer who has any questions about this Code should consult with the Chief Executive Officer (CEO), the Chief Financial Officer (CFO), the General Counsel or outside legal counsel as appropriate in the circumstances.  If an employee has any questions about this Code, the employee should ask his or her supervisor how to handle the situation.

1.                   Scope of Code.

This Code is intended to deter wrongdoing and to promote the following:

•                  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•                  full, fair, accurate, timely and understandable disclosure in reports and documents the Company files with or submits to, the Securities and Exchange Commission (the “SEC”) and in other communications made by the Company;

•                  compliance with applicable governmental laws, rules and regulations;

•                  the prompt internal reporting of violations of this Code to the appropriate person or persons identified in this Code;

•                  accountability for adherence to this Code; and

•                  adherence to a high standard of business ethics.

Compliance with Laws, Rules and Regulations

Obeying the law, both in letter and in spirit, is the foundation on which the Company’s ethical standards are built.  All directors, officers and employees should respect and obey all laws, rules and regulations applicable to the business and operations of the Company.  Although directors, officers and employees are not expected to know all of the details of these laws, rules and regulations, it is important to know enough to determine when to seek advice from supervisors, managers, officers or other appropriate Company personnel.

Conflicts of Interest

A conflict of interest exists when an individual’s private interest interferes in any way – or even appears to conflict – with the interests of the Company.  A conflict of interest situation can arise when a director, officer or employee takes actions or has interests that may make it difficult to perform his or her work on behalf of the Company in an objective and effective manner.  Conflicts of interest may also arise when a director, officer or employee or a member of his or her family, receives improper personal benefits as a result of his or her position with the Company.  Loans to or guarantees of obligations of, employees and their family members may create conflicts of interest.

Service to the Company should never be subordinated to personal gain or advantage.  Conflicts of interest, whenever possible, should be avoided.  In particular, clear conflict of interest situations involving directors, officers and employees who occupy supervisory positions or who have discretionary authority in dealing with any third party may include the following:

•                  any significant ownership interest in any supplier or customer;

•                  any consulting or employment relationship with any customer, supplier or competitor;

•                  any outside business activity that detracts from an individual’s ability to devote appropriate time and attention to his or her responsibilities to the Company;

•                  the receipt of non-nominal gifts or excessive entertainment from any organization with which the Company has current or prospective business dealings;

•                  being in the position of supervising, reviewing or having any influence on the job evaluation, pay or benefit of any family member; and

•                  selling anything to the Company or buying anything from the Company, except on the same terms and conditions as comparable directors, officers or employees are permitted to so purchase or sell.

It is almost always a conflict of interest for a Company officer or employee to work simultaneously for a competitor, customer or supplier.  No officer or employee may work for a competitor as a consultant or board member.  The best policy is to avoid any direct or indirect business connection with the Company’s customers, suppliers and competitors, except on the Company’s behalf.

Conflicts of interest are prohibited as a matter of Company policy, except under guidelines approved by the Board of Directors.  Conflicts of interest may not always be clear-cut and further review and discussions may be appropriate.  Any director or officer who becomes aware of a conflict or potential conflict should bring it to the attention of the CEO, CFO, General Counsel or outside legal counsel as appropriate in the circumstances.  Any employee who becomes aware of a conflict or potential conflict should bring it to the attention of a supervisor, manager or other appropriate personnel.

Insider Trading

Directors, officers and employees who have access to confidential information relating to the Company are not permitted to use or share that information for stock trading purposes or for any other purpose except the conduct of the Company’s business.  All non-public information about the Company should be considered confidential information.  To use non-public information for personal financial benefit or to “tip” others who might make an investment decision on the basis of this information is not only unethical and against Company policy but is also illegal.  Directors, officers and employees also should comply with insider trading standards and procedures adopted by the Company.  If a question arises, the director, officer or employee should consult with the Company’s CFO or General Counsel.

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Corporate Opportunities

Directors, officers and employees are prohibited from taking for themselves personally or directing to a third party any opportunity that is discovered through the use of corporate property, information or position without the consent of the Board of Directors.  No director, officer or employee may use corporate property, information or position for improper personal gain and no director, officer or employee may compete with the Company directly or indirectly.  Directors, officers and employees owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

Competition and Fair Dealing

The Company seeks to compete in a fair and honest manner.  The Company seeks competitive advantages through superior performance rather than through unethical or illegal business practices.  Stealing proprietary information, possessing trade secret information that was obtained without the owner’s consent or inducing such disclosures by past or present employees of other companies is prohibited.  Each director, officer and employee should endeavor to respect the rights of and deal fairly with the Company’s customers, suppliers, service providers, competitors and employees.  No director, officer or employee should take unfair advantage of anyone relating to the Company’s business or operations through manipulation, concealment or abuse of privileged information, misrepresentation of material facts or any unfair dealing practice.

To maintain the Company’s valuable reputation, compliance with the Company’s quality processes and safety requirements is essential.  In the context of ethics, quality requires that the Company’s products and services meet reasonable customer expectations.  All inspection and testing documents must be handled in accordance with all applicable regulations.

The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with customers.  No gift or entertainment should ever be offered, given, provided or accepted by a director, officer or employee, family member of a director, officer or employee or agent relating to the individual’s position with the Company unless it (1) is not a cash gift, (2) is consistent with customary business practices, (3) is not excessive in value, (4) cannot be construed as a bribe or payoff and (5) does not violate any laws or regulations.  A director or officer should discuss with the CEO or CFO and a employee should discuss with his or her supervisor, any gifts or proposed gifts that the individual is not certain are appropriate.

Discrimination and Harassment

The diversity of the Company’s employees is a tremendous asset.  The Company is firmly committed to providing equal opportunity in all aspects of employment and will not tolerate any illegal discrimination or harassment or any kind.  Examples include derogatory comments based on racial or ethnic characteristics and unwelcome sexual advances.

Health and Safety

The Company strives to provide each employee with a safe and healthful work environment.  Each officer and employee has responsibility for maintaining a safe and healthy workplace for all employees by following safety and health rules and practices and reporting accidents, injuries and unsafe equipment, practices or conditions.

Violence and threatening behavior are not permitted.  Officers and employees should report to work in a condition to perform their duties, free from the influence of illegal drugs or alcohol.  The use of illegal drugs in the workplace will not be tolerated.

Record-Keeping

The Company requires honest and accurate recording and reporting of information in order to make responsible business decisions.

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Many officers and employees regularly use business expense accounts, which must be documented and recorded accurately.  If an officer or employee is not sure whether a certain expense is legitimate, the employee should ask his or her supervisor or the Company’s controller.  Rules and guidelines are available from the Accounting Department.

All of the Company’s books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Company’s transactions and must conform both to applicable legal requirements and to the Company’s system of internal controls.  Unrecorded or “off the books” funds or assets should not be maintained unless permitted by applicable law or regulation.

Business records and communications often become public and the Company and its officers and employees in their capacity with the Company should avoid exaggeration, derogatory remarks, guesswork or inappropriate characterizations of people and companies that can be misunderstood.  This applies equally to e-mail, internal memos and formal reports.  The Company’s records should always be retained or destroyed according to the Company’s record retention policies.  In accordance with those policies, in the event of litigation or governmental investigation, directors, officers and employees should consult with the Company’s CFO or legal counsel before taking any action because it is important that any impropriety or possible appearance of impropriety be avoided.

Confidentiality

Directors, officers and employees must maintain the confidentiality of confidential information entrusted to them by the Company or its customers, suppliers, joint venture partners or others with whom the Company is considering a business or other transaction except when disclosure is authorized by an executive officer or required or mandated by laws or regulations.  Confidential information includes all non-public information that might be useful or helpful to competitors or harmful to the Company or its customers and suppliers, if disclosed.  It also includes information that suppliers and customers have entrusted to the Company.  The obligation to preserve confidential information continues even after employment ends.

Protection and Proper Use of Company Assets

All directors, officers and employees should endeavor to protect the Company’s assets and ensure their efficient use.  Theft, carelessness and waste have a direct impact on the Company’s profitability.  Any suspected incident of fraud or theft should be immediately reported for investigation.  Company assets should be used for legitimate business purposes and should not be used for non-Company business.

The obligation to protect the Company’s assets includes its proprietary information.  Proprietary information includes intellectual property, such as trade secrets, patents, trademarks and copyrights, as well as business, marketing and service plans, engineering and manufacturing ideas, designs, databases, records, salary information and any unpublished financial data and reports.  Unauthorized use or distribution of this information would violate Company policy.  It could also be illegal and result in civil or even criminal penalties.

Payments to Government Personnel

The U.S. Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to officials of foreign governments or foreign political candidates in order to obtain or retain business.  It is strictly prohibited to make illegal payments to government officials of any country.

In addition, the U.S. government has a number of laws and regulations regarding business gratuities that may be accepted by U.S. government personnel.  The promise, offer or delivery to an official or employee of the U.S. government of a gift, favor or other gratuity in violation of these rules would not only violate Company policy but could also be a criminal offense.  State and local governments, as well as foreign governments, may have similar rules.

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Corporate Disclosures

All directors, officers and employees should support the Company’s goal to have fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by the Company with the SEC.  Although most employees hold positions that are far removed from the Company’s required filings with the SEC, each director, officer and employee should promptly bring to the attention of the CEO, CFO or General Counsel, or the Company’s Audit Committee, as appropriate in the circumstances, any of the following:

•                  Any material information to which such individual may become aware that affects the disclosures made by the Company in its public filings or would otherwise assist the CEO, the CFO and the Audit Committee in fulfilling their responsibilities with respect to such public filings.

•                  Any information the individual may have concerning (a) significant deficiencies in the design or operation of internal controls that could adversely affect the Company’s ability to record, process, summarize and report financial data or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s financial reporting, disclosures or internal controls.

•                  Any information the individual may have concerning any violation of this Code, including any actual or apparent conflicts of interest between personal and professional relationships, involving any management or other employees who have a significant role in the Company’s financial reporting, disclosures or internal controls.

•                  Any information the individual may have concerning evidence of a material violation of the securities or other laws, rules or regulations applicable to the Company and the operation of its business, by the Company or any agent thereof or of violation of this Code.

Waivers of the Code of Conduct

Any waiver of this Code for directors or executive officers may be made only by the Board of Directors or a committee of the Board and will be promptly disclosed to shareholders as required by applicable laws, rules and regulations, including the rules of the SEC and Nasdaq.  Any such waiver also must be disclosed in a Form 8-K.

Reporting any Illegal or Unethical Behavior

Directors and officers are encouraged to talk to the CEO, CFO, General Counsel or outside legal counsel, and employees are encouraged to talk to supervisors, managers or other appropriate personnel when in doubt about the best course of action in a particular situation.  Directors, officers and employees should report any observed illegal or unethical behavior and any perceived violations of laws, rules, regulations or this Code to appropriate personnel.  It is the policy of the Company not to allow retaliation for reports of misconduct by others made in good faith.  Directors, officers and employees are expected to cooperate in internal investigations of misconduct.

The Company maintains a written policy, for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.

Enforcement

The Board of Directors shall determine or designate appropriate persons to determine, appropriate actions to be taken in the event of violations of this Code.  Such actions shall be reasonably designed to deter wrongdoing and to promote accountability for adherence to this Code and to these additional

5

procedures.  In determining the appropriate action in a particular case, the Board of Directors or such designee shall take into account all relevant information, including the nature and severity of the violation, whether the violation was a single occurrence or repeated occurrences, whether the violation appears to have been intentional or inadvertent, whether the individual in question had been advised prior to the violation as to the proper course of action and whether or not the individual in question had committed other violations in the past.

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EXHIBIT D

CHARTER
OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF IMAGE ENTERTAINMENT, INC.

I.                                         AUDIT COMMITTEE PURPOSE

The Audit Committee is appointed by the Board of Directors of Image Entertainment, Inc. (the Company”) to assist the Board in fulfilling its oversight responsibilities.  The Audit Committee’s primary duties and responsibilities are to:

•                                          Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•                                          Monitor the independence and performance of the Company’s independent auditors and internal auditing department.

•                                          Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization.  The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.                                     AUDIT COMMITTEE COMPOSITION AND MEETINGS

Audit Committee members shall meet the requirements of the NASDAQ Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgement.  All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise and experience.

Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee.  If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

The Audit Committee shall meet from two to four times annually, or as otherwise deemed necessary. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting.  The Audit Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed.

In addition, the Audit Committee or at least its Chair should communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the auditors limited review procedures.

III.                                 AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Review Procedures

(1)                                  Review and reassess the adequacy of this Charter at least annually.  Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

(2)                                  Review the Company’s annual audited financial statements prior to filing or distribution.  Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

(3)                                  In consultations with management, the independent auditors and the internal auditors, consider the integrity of the Company’s financial reporting processes and controls.  Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.  Review significant findings prepared by the independent auditors and the internal auditing department together with management’s responses.

Timing and Meeting Requirements

(4)                                  Review with financial management and the independent auditors the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution.  Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9).  The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors

(5)                                  The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors.  The Audit Committee shall review the independence, and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

(6)                                  The Audit Committee should review and approve the fees and other significant compensation to be paid to the independent auditors.

(7)                                  On at least an annual basis, consistent with independent Standards Board Standard 1, the Audit Committee should receive, review and discuss with the independent auditors their written statement defining all relationships they have with the Company, actively engage in a dialogue with the auditors with respect to any disclosed relationships or other services that might impact the auditors’ independence and objectivity and take or recommend that the board take appropriate action to oversee the auditors’ independence.

(8)                                  Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

(9)                                  Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors.  Discuss matters required to be communicated to audit committee in accordance with AICPA SAS 61.

(10)                            Consider the independent auditors’ judgement about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

(11)                            The outside auditors have ultimate accountability to the Board of Directors and the Audit Committee, which shall have the ultimate authority (subject to Board approval or ratification) and responsibility to select, evaluate, and where appropriate replace the outside auditor.

Internal Audit Department and Legal Compliance

(12)                            Review the budget plan, changes in plan, activities organizational structure, and qualifications of the internal audit department, as needed.

(13)                            Review the appointment, performance and replacement of the senior internal audit executive.

(14)                            Review significant reports prepared by the internal audit department together with management’s response and follow-up to these reports.

(15)                            On at least an annual basis, review with the Company’s counsel, any significant litigation, legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

(16)                            Commencing in 2001, annually prepare a report to shareholders as required by the Securities and Exchange Commission.  The report should be included in the Company’s annual proxy statement.

(17)                            Perform any other activities consistent with this Charter, the Company’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

(18)                            Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

Other Matters

(19)                            Establish, review and update periodically a Code of Ethical Conduct and review management’s system to enforce this code.

(20)                            Periodically perform self-assessment of audit committee performance.

(21)                            Review financial and accounting personnel succession planning within the Company.

(22)                            Annually review policies and procedure as well as audit results associated with directors’ and officers’ expense accounts and perquisites.

Annually review a summary of director’s and officers’ related party transactions and potential conflicts of interest.

IMAGE ENTERTAINMENT, INC.

Audit Committee Pre-Approval Policy

EXHIBIT A

Adopted                         , 200

Statement of Principles

The Audit Committee of Image Entertainment, Inc. (the “Company”) is required to pre-approve the audit and non-audit services performed by the independent auditor, in order to assure that the provision of such services does not impair the auditor’s independence.  The Audit Committee believes that the combination of general pre-approval of certain types of services and specific pre-approval of other services will result in an effective and efficient procedure to pre-approve services performed by the independent auditor.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.

In determining whether to grant general or specific pre-approval, the Audit Committee will consider whether such services are consistent with the applicable rules and regulations on auditor independence.  The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, personnel, accounting systems, risk profile and other factors, and whether the services might enhance the Company’s ability to manage or control risk or improve audit quality.  All such factors will be considered by the Audit Committee in its business judgment as a whole, and no one factor should necessarily be determinative.

The appendices to this Policy describe the Audit, Audit-Related, Tax and Other Services that have the pre-approval of the Audit Committee.  The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will periodically revise the list of pre-approved services, based on subsequent determinations.

Delegation

The Audit Committee may delegate pre-approval authority to one or more of its independent members.  The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management, and management shall have no such authority.

Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved the Audit services listed in Appendix A.  All other Audit services not listed in Appendix A must be separately pre-approved by the Audit Committee.  The Audit Committee will review Appendix A for necessary revisions each year.

Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved the Audit-related services listed in Appendix B.  All other Audit-related services not listed in Appendix B must be separately pre-approved by the Audit Committee.  The Audit Committee will review Appendix B for necessary revisions each year.

Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved the Tax services listed in Appendix C.  All Tax services involving large and complex transactions not listed in Appendix C must be separately pre-approved by the Audit Committee.  The Audit Committee will review Appendix C for necessary revisions each year.

All Other Services

The Audit Committee may grant pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.  The Audit Committee has pre-approved the All Other services listed in Appendix D.  Permissible All Other services not listed in Appendix D must be separately-approved by the Audit Committee.

PROHIBITED Services

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

Pre-Approval Fee Levels

Pre-approved fee levels for all services to be provided by the independent auditor will be established periodically by the Audit Committee.  Any proposed services exceeding pre-approved levels by more than 10% will require specific pre-approval by the Audit Committee.  In addition, if fees on any specific project within generally pre-approved services are expected to exceed $50,000, specific pre-approval by the Audit Committee will be required.

The Audit Committee has pre-approved fees for Audit services as set forth in Appendix A of up to $110,000 for the annual financial audit and up to $10,000 for each quarterly review.  Fees for such Audit services are generally approved each year at the fee level for the prior year, or such other level as approved by the Audit Committee.

Specific fees for each engagement shall be negotiated and approved by the Audit Committee, or by the Chairman or another designated independent member of the Audit Committee, in each instance.

Supporting Documentation

With respect to each proposed pre-approved service, the independent auditor will provide the detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year 200

Dated:                                        , 200

Service

Financial audits of the Company and its subsidiaries or affiliates

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters

Consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)

Attestation of management reports on internal controls

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year 200

Dated:                                        , 200

Service

Due diligence services pertaining to potential business acquisitions/dispositions
Agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters

Consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

Attest services not required by statute or regulation
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act

Appendix C

Pre-Approved Tax Services for Fiscal Year 200

Dated:                                        , 200

Service

U.S. federal, state and local tax planning and advice
U.S. federal, state and local tax compliance
International tax planning and advice
International tax planning, advice and compliance
Review of federal, state, local and international income, franchise, and other tax returns
Licensing [or purchase] of income tax preparation software from the independent auditor, provided the functionality is limited to preparation of tax returns.
Assistance with tax audits and appeals before the IRS and similar state, local and foreign tax agencies
Tax advice and assistance regarding statutory, regulatory or administrative developments
Mergers and acquisition tax due diligence assistance
Tax advice and assistance regarding structuring of mergers and acquisitions

Appendix D

Pre-Approved All Other Services for Fiscal Year 200

Dated:                                        , 200

Service

None

Exhibit 1

Prohibited Non-Audit Services

•                  Bookkeeping or other services related to the accounting records or financial statements of the audit client(1)

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

(1) Provision of these non-audit services is permitted if it is reasonable to conclude that the results of these services will not be subject to audit procedures.  Materiality is not an appropriate basis upon which to overcome the rebuttable presumption that prohibited services will be subject to audit procedures because determining materiality is itself a matter of audit judgment.

Image Entertainment, Inc.

Code of Ethics Policy

EXHIBIT B

Effective November 1, 2003

Policy and Purpose

As a public company, Image Entertainment, Inc. (“Image”) takes very seriously its obligations to honestly and accurately report its financial results and related information.  Image strives to comply with all applicable securities laws and regulations, accounting standards, accounting controls, and audit practices.

Code of Ethics

The following rules constitute Image’s Code of Ethics (the “Code”), which shall operate as the written standards that Image believes are reasonably necessary to deter potential wrongdoing by Image’s principal executive officer, principal financial officer, principal accounting officer or controller, and other persons in positions of authority who may be capable of compromising financial integrity.  In addition to these specified positions, all Image employees will also be held accountable for adhering to and promoting the following:

Because of Image’s high level of commitment to financial integrity:

•                                          Image expects and requires that any and all of its officers, employees, contractors, subcontractors, and agents engaged in the auditing and reporting of its financial statements will conduct themselves in an honest and ethical manner and in accordance with generally accepted auditing and professional standards.

•                                          Image expects and requires that any and all of its officers, employees, contractors, subcontractors, and agents involved in the reporting of financial information, including periodic reports filed with the SEC, earnings press releases and financial information and projections provided to analysts and rating agencies, fairly present in all material respects the financial condition and results of operations of Image, and that such disclosures are made in a full, fair, accurate, timely, and understandable way.

•                                          Every Image employee, and members of our immediate families, will avoid any situation that may create, seem to create, or be perceived to create a conflict between our personal interests and the interests of Image.  We will take necessary steps to avoid improper reporting relationships and not directly or indirectly supervise or report to persons with whom we have a family or close personal relationship.

•                                          Image cannot and will not tolerate behavior by any of its officers, employees, contractors, subcontractors, or agents that would result or does result in a financial report that contains untrue statements of a material fact or omits material facts that render any portion of that report misleading.  Image’s employees shall perform their duties in a manner that complies with applicable governmental laws, rules and regulations.

•                                          Image cannot and will not tolerate any behavior that would constitute securities fraud, mail fraud, bank fraud, or wire fraud.

•                                          Image cannot and will not tolerate behavior by any of its officers, employees, contractors, subcontractors, or agents that violates, or is intended to violate, any rule or regulation of the SEC, or any provision of applicable state or Federal law relating to fraud against shareholders.

In addition to agreeing to abide by the Code, Image’s principal executive officer, principal financial officer, and, as necessary, other persons in positions of authority who may be capable of compromising financial integrity will sign a certification of preparation under the requirements of the Code for each of the periodic reports on Form 10-Q and the annual report on Form 10-K.

Implementation

Image expects your full cooperation in enforcing this Policy.  Image’s intent in preparing, implementing, and distributing this Policy is to ensure compliance with federal, state, and local laws and to protect the interests of Image, its shareholders, and the public.

Nothing in this Policy is intended to create a contract between Image and any officer or employee of Image.

Image Entertainment, Inc.

Code of Ethics Policy

Effective November 1, 2003

EXHIBIT A

Certification of Preparation for Periodic and Annual Reports

In my role as                                          (title) of Image Entertainment, Inc., I certify that I have adhered to and advocated the following principles and responsibilities governing my professional and ethical conduct with respect to the preparation of                                                      (current periodic or annual report).

To the best of my knowledge and ability:

•                                          I acted with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships.

•                                          I provided all officers, employees, contractors, subcontractors, and agents with information that is accurate, complete, objective, relevant, timely and understandable.

•                                          I complied with rules and regulations of federal, state, and local governments, and other appropriate private and public regulatory agencies.

•                                          I acted in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing my independent judgment to be subordinated.

•                                          I respected the confidentiality of information acquired in the course of my work except when authorized or otherwise legally obligated to disclose.  Confidential information acquired in the course of my work is not used to personal advantage.

•                                          I shared knowledge and maintained skills important and relevant to the needs of the officers, employees, contractors, subcontractors, and agents.

•                                          I proactively promoted ethical behavior as a responsible partner among my peers in my work environment.

•                                          I achieved responsible use of and control over all assets and resources employed or entrusted to me.

Signature:	Date:

Print Name:

Image Entertainment, Inc.

Code of Ethics Policy

Effective November 1, 2003

RECEIPT AND ACKNOWLEDGMENT

All Image Entertainment, Inc. (“Image”) employees, directors, contractors, subcontractors and agents are responsible for reading, understanding and following the principles outlined in this policy.  Please sign this page and return it to Human Resources.

I acknowledge that I have received and will comply with the Image Code of Ethics Policy dated November 1, 2003.  I understand and agree that this policy is not an employment contract between Image and me.

I understand that if I have questions related to the standards of conduct outlined in the Code of Ethics, I am to discuss them promptly with my supervisor, Human Resources or General Counsel.

Signature:	Date:

Print Name:

EXHIBIT E

Image Entertainment, Inc.

Compensation Committee Charter

Purpose

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Image Entertainment, Inc. (the “Company”) shall be as follows:

•                  To determine, or recommend to the Board for determination, the compensation of the Chief Executive Officer (“CEO”) of the Company.

•                  To determine, or recommend to the Board for determination, the compensation of all other executive officers of the Company.

•                  To discharge the responsibilities of the Board relating to the Company’s compensation programs and compensation of the Company’s executives.

•                  To produce an annual report on executive compensation for inclusion in the Company’s annual proxy statement in accordance with applicable rules and regulations of the Securities and Exchange Commission (the “SEC”), the Nasdaq Stock Market and other regulatory bodies.

The Board shall determine whether the Committee shall make determinations as a Committee or shall make recommendations to the Board.

Composition

The Committee shall consist of two or more members of the Board, each of whom is determined by the Board to be independent under the rules of the SEC and Nasdaq.

To the extent the Committee consists of at least three members, one director who is not independent under Nasdaq’s rules, may be appointed to the Committee, subject to the following:

•                  the director is not a current officer or employee, or a family member of an officer or employee, of the Company;

•                  the Board, under exceptional and limited circumstances, determines that the individual’s membership on the Committee is required by the best interests of the Company and its shareholders;

•                  the Company discloses in the proxy statement for the next annual meeting of shareholders subsequent to such determination (or in its Form 10-K if the Company does not file a proxy statement), the nature of the relationship and the reason for the determination; and

•                  the individual does not serve under this exception on the Committee for more than two years.

Appointment and Removal

The members of the Committee shall be appointed by the Board.  A member shall serve until the member’s successor is duly elected and qualified, or until the member’s earlier resignation or removal.  The members of the Committee may be removed, with or without cause, by a majority vote of the Board.

Chairman

Unless a Chairman is elected by the full Board, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership.  The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

The Board may allocate the responsibilities of the Committee to other committees of its own designation provided that any committee consists solely of independent directors and has a published committee charter.  In fulfilling its responsibilities, the Committee also shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

The Committee shall meet as frequently as circumstances dictate. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee.  Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote.  In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

As part of its review and establishment of the performance criteria and compensation of designated key executives, the Committee should periodically meet separately with the CEO and any other corporate officers as it deems appropriate.  However, the Committee should also meet from time to time without Company officers present, and in all cases, the officers shall not be present at meetings at which their performance and compensation are being discussed and determined.

Duties and Responsibilities

The Committee shall carry out the duties and responsibilities set forth below.  These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time related to the purposes of the Committee outlined in this Charter.

In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the sole authority, without seeking Board approval, to retain outside counsel or other advisors for this purpose, including the authority to approve the fees payable to such counsel or advisors and any other terms of retention.

Setting Compensation for Executive Officers and Directors

Establish and review the overall compensation philosophy of the Company.

Review and approve the Company’s corporate goals and objectives relevant to the compensation for the CEO and other executive officers, including annual performance objectives.

Evaluate the performance of the CEO and other executive officers in light of those goals and objectives and, based on such evaluation, approve, or recommend to the full Board the approval of, the annual salary, bonus, stock options, and other benefits, direct and indirect, of the CEO and other executive officers.

In approving or recommending the long-term incentive component of compensation for the CEO and other executive officers, the Committee should consider the Company’s performance and relative shareholder return, the value of similar incentive awards to CEOs and other executive officers at comparable companies, and the awards given to the CEO and other executive officers in past years.  The

Committee is not precluded from approving awards (with the ratification of the Board) as may be required to comply with applicable tax laws, such as Rule 162(m).

In connection with executive compensation programs, the Committee should do the following:

•                  Review and recommend to the full Board, or approve, new executive compensation programs or plans;

•                  Review on a periodic basis the operations of the Company’s executive compensation programs to determine whether they are properly coordinated and achieving their intended purposes;

•                  Establish and periodically review policies for the administration of executive compensation programs; and

•                  Take steps to modify any executive compensation program that yields payments and benefits that are not reasonably related to executive and corporate performance.

Establish and periodically review policies in the area of senior management perquisites.

Consider policies and procedures pertaining to expense accounts of senior executives.

Review and recommend to the full Board compensation of directors as well as directors’ and officers’ indemnification and insurance matters.

To the extent not delegated to the Audit Committee by the Board, review and approve all related party transactions (as specified in Item 404 of Regulation S-K) and review and make recommendations to the full Board, or approve, any contracts or other transactions with current or former executive officers of the Company, including consulting arrangements, employment agreements, change-in-control agreements, severance agreements, termination arrangements and loans to employees made or guaranteed by the Company.

Monitoring Incentive- and Equity-Based Compensation Plans

Review and make recommendations to the full Board with respect to, or approve, the Company’s incentive-compensation plans and equity-based plans, and review the activities of the individuals responsible for administering those plans.

Review and make recommendations to the full Board, or approve, all equity compensation plans of the Company that are not otherwise subject to the approval of the Company’s shareholders.

Review and make recommendations to the full Board, or approve, all awards of shares or share options pursuant to the Company’s equity-based plans.

Monitor compliance by executives with the rules and guidelines of the Company’s equity-based plans.

Review and monitor employee pension, profit sharing and benefit plans.

Have the sole authority to select, retain and replace, as needed, any compensation or other outside consultant to be used to assist in the evaluation of director, CEO, or senior executive compensation.  In the event such a consultant is retained, the Committee shall have the sole authority to approve such consultant’s fees and other retention terms.

Reports

Prepare an annual report on executive compensation for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations of the SEC, Nasdaq and other applicable regulatory bodies.

Report regularly to the Board with respect to matters that are relevant to the Committee’s discharge of its responsibilities and with respect to such recommendations as the Committee may deem appropriate.

The report to the Board may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

Maintain minutes or other records of meetings and activities of the Committee.

EXHIBIT F

Image Entertainment, Inc.

Nominations And Governance Committee Charter

Purpose

The purpose of the Nominations and Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Image Entertainment, Inc. (the “Company”) is as follows:

•                  To select, or recommend to the Board for selection, the individuals to stand for election as directors at the annual meeting of shareholders or, if applicable, a special meeting of shareholders.

•                  To oversee the selection and composition of committees of the Board and, as applicable, oversee management continuity planning processes.

The Board shall determine whether the Committee shall make determinations as a committee or shall make recommendations to the Board.

Composition

The Committee shall consist of two or more members of the Board, each of whom is determined by the Board to be independent in accordance with the rules of the Securities and Exchange Commission and the Nasdaq Stock Market.

To the extent the Committee consists of at least three members, one director who is not independent under Nasdaq’s rules may be appointed to the Committee, subject to the following:

•                  the director is not a current officer or employee, or a family member of an officer or employee, of the Company;

•                  the Board, under exceptional and limited circumstances, determines that the individual’s membership on the Committee is required by the best interests of the Company and its shareholders;

•                  the Company discloses in the proxy statement for the next annual meeting subsequent to the determination (or in its Form 10-K if the Company does not file a proxy statement) the nature of the relationship and the reasons for the determination; and

•                  the individual does not serve under this exception for more than two years.

Under no circumstances shall the Committee have more than one non-independent director.

Appointment and Removal

The members of the Committee shall be appointed by the Board.  Each member shall serve until the member’s successor is duly elected and qualified or until the member’s earlier resignation or removal.  The members of the Committee may be removed, with or without cause, by a majority vote of the Board.

Chairman

Unless a Chairman is elected by the full Board, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership.  The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

In fulfilling its responsibilities, the Committee shall be entitled to delegate any of its responsibilities to a subcommittee of the Committee.

Meetings

The Committee shall meet as frequently as circumstances dictate.  The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee.  Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote.  In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities.  The Committee may also exclude from its meetings any persons it deems appropriate.

Duties and Responsibilities

The Committee shall carry out the duties and responsibilities set forth below.  These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions.  The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time related to the purposes of the Committee outlined in this Charter.

In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the sole authority, without seeking Board approval, to retain outside counsel or other advisors for this purpose, including the sole authority to approve the fees payable to counsel or advisors and any other terms of retention.

Board Selection, Composition and Evaluation

Establish criteria for the selection of new directors to serve on the Board.

Identify individuals believed to be qualified as candidates to serve on the Board and select, or recommend that the Board select, the candidates for all directorships to be filled by the Board or by the shareholders at an annual or special meeting.  In identifying candidates for membership on the Board, the Committee may take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the candidate would fill a present need on the Board.

Review and make recommendations to the full Board, or determine, whether members of the Board should stand for re-election and consider matters relating to the retirement of Board members, including term limits or age caps.

In the case of a director nominated to fill a vacancy on the Board due to an increase in the size of the Board, recommend to the Board the class of directors in which the director-nominee should serve.

Conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates.  In that connection, the Committee shall have sole authority to retain and to terminate any search firm to be used to assist in identifying candidates to serve as directors of the Company, including sole authority to approve the fees payable to such search firm and any other terms of retention.

Consider questions of independence and possible conflicts of interest of members of the Board and executive officers.

Review and make recommendations, as the Committee deems appropriate, regarding the composition and size of the Board in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds.

Oversee the evaluation, at least annually, and as circumstances otherwise dictate, of the Board and management.

Committee Selection and Composition

Recommend members of the Board to serve on the committees of the Board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, as well as to any other factors the Committee deems relevant, and when appropriate, make recommendations regarding the removal of any member of any committee.

Recommend members of the Board to serve as the Chair of the committees of the Board.

Establish, monitor, and recommend the purpose, structure, and operations of the various committees of the Board, the qualifications and criteria for membership on each committee of the Board, and as circumstances dictate, make any recommendations regarding periodic rotation of directors among the committees and impose any term limitations of service on any Board committee.

Periodically review the charter and composition of each committee of the Board and make recommendations to the Board for the creation of additional committees or the elimination of Board committees.

Continuity/Succession Planning Process

Oversee and approve the management continuity planning process. Review and evaluate the succession plans relating to the Chief Executive Officer and other executive officer positions and make recommendations to the Board with respect to the selection of individuals to occupy these positions.

Reports

Report to the Board following meetings of the Committee, (a) with respect to such matters as are relevant to the Committee’s discharge of its responsibilities, and (b) with respect to such recommendations as the Committee may deem appropriate. The report to the Board may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make a report.

Maintain minutes or other records of meetings and activities of the Committee.

Corporate Governance.  To the extent deemed appropriate by the Board and the Committee, the Committee may, from time to time, do as follows:

Consider the adequacy of the certificate of incorporation and by-laws of the Company and recommend to the Board, as conditions dictate, that it propose amendments to the certificate of incorporation and by-laws for consideration by the shareholders.

Develop and recommend to the Board a set of corporate governance principles applicable to the Company and keep abreast of developments with regard to corporate governance to enable the Committee to make recommendations to the Board in light of such developments as may be appropriate.

Consider policies relating to meetings of the Board.  This consideration may include meeting schedules and locations, meeting agendas, and procedures for delivery of materials in advance of meetings.

EXHIBIT G

Image Entertainment, Inc.

Corporate Governance Guidelines

These Corporate Governance Guidelines for the Board of Directors (the “Board”)  of Image Entertainment, Inc. (the “Company”) cover a wide range of practices and procedures.  They do not cover every issue that may arise, but they set out basic principles to guide the Board in managing the affairs of the Company.

Director Qualifications

Independence and Other Qualifications.  A majority of the members of the Board must meet the criteria for independence required by the Securities and Exchange Commission and the Nasdaq Stock Market.

The Nominations and Governance Committee is responsible for reviewing with the Board, on a periodic basis, the requisite skills and characteristics required for new Board members as well as the composition of the Board as a whole.  This assessment may include, among other things, the following:

•                  Diversity, age, background, skills, and experience.

•                  Personal qualities and characteristics, accomplishments, and reputation in the business community.

•                  Knowledge and contacts in the communities in which the Company conducts business and in the Company’s business industry or other industries relevant to the Company’s business.

•                  Ability and willingness to devote sufficient time to serve on the Board and committees of the Board.

•                  Knowledge and expertise in various activities deemed appropriate by the Board, such as marketing, production, distribution, technology, accounting, finance, and law.

•                  Fit of the individual’s skills, experience, and personality with those of other directors in maintaining an effective, collegial, and responsive Board.

Nominees for directors will be made or recommended by the Nominations Committee in accordance with the policies and principles in its charter and as determined by the Board.

Invitation to Serve.  The invitation to join the Board should be extended by the Board itself, by the Chairman of the Nominations Committee, or by the Chairman of the Board.

Board Size.  The Board and the Nominations Committee will assess from time to time the number of members on the Board.  The Board will consider an increase in the membership of the Board to accommodate the availability of an outstanding candidate or to meet other needs.

Change of Positions.  The Board will consider whether individual directors who change the responsibility they held when they were elected to the Board should continue to serve on the Board.  The Board does not believe, however, that in every instance a director who retires or changes from the position held when the director joined the Board should necessarily leave the Board.  There should, however, be an opportunity for the Board, through the Nominations Committee, to review the continued appropriateness of Board membership under the circumstances.

Service on Other Boards.  No director should serve on the boards of more than three other public companies unless it is determined, based on the individual facts, that such other service will not interfere with service on the Board.  Directors should advise the Chairman of the Board and the Chairman of the Nominations Committee in advance of accepting an invitation to serve on another public company board.

No Term Limits.  The Board does not believe it should establish term limits.  While term limits could help insure that there are fresh ideas and viewpoints available to the Board, term limits involve the disadvantage of losing the contribution of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole.  The Nominations Committee may periodically review each director’s continuation on the Board.  This will allow each director the opportunity to confirm his or her desire to continue as a member of the Board and the Board, through the Nominations Committee, to consider the appropriateness of the director’s continued service.

Retirement of Directors.  The Board does not believe it should establish a mandatory retirement age.  The Board and the Nominations Committee may review, in connection with the process of selecting nominees for election at annual meetings of shareholders, each director’s continuation on the Board in light of his or her age.

Director Responsibilities

Responsibility and Indemnification.  The basic responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its shareholders.  In discharging this obligation, directors should be entitled to rely on the honesty and integrity of the Company’s senior executives and its outside advisors and auditors.  The directors will also be entitled to be covered by reasonable directors’ and officers’ liability insurance purchased by the Company on their behalf; to the benefits of indemnification to the fullest extent permitted by law and by the Company’s certificate of incorporation, by-laws, and any indemnification agreements; and to exculpation as provided by state law and the Company’s certificate of incorporation.

Time Commitment.  Directors are expected to attend Board meetings and meetings of Board committees on which they serve, to spend the time needed to discharge their Board duties in a reasonable manner, and to meet as frequently as necessary to properly discharge their responsibilities.  Information and data that are important to the Board’s understanding of the business to be conducted at a Board or committee meeting should generally be distributed in writing to the directors before the meeting, and directors should review these materials in advance of the meeting.

Separation of Duties.  The Board has no policy with respect to the separation of the offices of Chairman and the Chief Executive Officer.  The Board believes it is in the best interests of the Company for the Board to make a determination when electing a Chief Executive Officer.

Agendas.  The Chairman should establish the agenda for each Board meeting.  The Chairman may from time to time establish a schedule of agenda subjects to be discussed to the degree this can be foreseen.  Each Board member may suggest the inclusion of items on the agenda.  Each Board member also may raise at any Board meeting subjects that are not on the agenda for that meeting.  The Board will review the Company’s long-term strategic plans and the principal issues that the Company will face in the future during at least one Board meeting each year.

Executive Sessions.  The independent directors will meet in regularly scheduled executive sessions, generally in connection with regularly scheduled Board meetings.  The director chosen to preside at each of these meetings, or the method of selecting the director to preside at such meetings, and the name or names of that director or directors or method of selection, will be disclosed in the annual proxy statement.

Attendance at Annual Meeting of Shareholders.  The Company welcomes and encourages the members of the Board to attend annual meetings of shareholders.  To facilitate this, the Company may schedule a regular meeting of the Board on the same date as the annual meeting of shareholders.

Spokespersons.  The Board believes that the management speaks for the Company. Individual Board members, from time to time, may meet or otherwise communicate with various constituencies that are involved with the Company.  It is expected, however, that Board members would do this with the knowledge of the management and, absent unusual circumstances or as contemplated by the committee charters, only at the request of management.

Board Committees

Establishment of Committees.  The Board at all times will have an Audit Committee, a Compensation Committee, and a Nominations and Governance Committee.  All of the members of these committees will be independent directors under the criteria established by the Securities and Exchange Committee and the Nasdaq Stock Market, subject to the limited exceptions provided for therein.  Members of the Audit Committee also must meet the standards set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended.  Committee members will be appointed by the Board upon recommendation of the Nominations Committee taking into consideration the desires of individual directors.  Consideration may be given to rotating committee members periodically, but the Board does not believe that rotation should be mandated as a policy.

Committee Charters.  Each committee will have its own formal written charter.  The charter for each committee will set forth the purposes, goals and responsibilities of the committee as well as qualifications for committee membership, procedures for committee member appointment and removal, committee structure and operations, and committee reporting to the Board.  Each committee charter will also provide that the committee will annually evaluate its performance.

Committee Meetings.  The Chairman of each committee, in consultation with the committee members, will determine the frequency and length of the committee meetings consistent with any requirements set forth in the committee’s charter.  The Chairman of each committee, in consultation with the members of the committee and management, will develop the committee’s agenda.  Each committee may establish a schedule of agenda subjects to be discussed, to the degree these can be foreseen.  The schedule for each committee will be furnished to all directors.

Committee Advisors.  The Board and each committee have the power to hire and compensate independent legal, financial and other advisors as they may deem necessary, without consulting with or obtaining the approval of any officer of the Company in advance.

Delegation.  The Board, from time to time, may establish or maintain additional committees as necessary or appropriate.

Director Access to Officers and Employees

Directors have full and free access to officers and employees of the Company.  Any meetings or contacts that a director wishes to initiate may be arranged through the CEO or the Secretary or directly by the director.  The directors will use their judgment to ensure that any such contact is not disruptive to the business operations of the Company and will, to the extent not inappropriate, copy the CEO on any written communications between a director and an officer or employee of the Company.

The Board, as appropriate in its judgment, may invite senior officers of the Company to attend Board meetings.  The CEO may have Company personnel attend meeting, subject to Board approval.

Director Compensation

The form and amount of director compensation will be determined by the Compensation Committee in accordance with the policies and principles set forth in its charter, and the Compensation Committee will conduct an annual review of director compensation.  The Compensation Committee will consider that directors’ independence may be jeopardized if director compensation and perquisites exceed customary levels, if the Company makes substantial charitable contributions to organizations with which a director is affiliated, or if the Company enters into consulting contracts with (or provides other indirect forms of compensation to) a director or an organization with which the director is affiliated.

Director Orientation and Continuing Education

New directors may participate in an orientation program, which should be conducted promptly following the meeting at which a new director is elected.  This orientation may include presentations by Company management to familiarize each director with the Company’s strategic plans; its significant financial, accounting and risk management issues; its compliance programs; its Code of Conduct; its principal officers; and its independent auditor.  In addition, the orientation program may include visits to the Company’s headquarters and, to the extent practical, certain of the Company’s significant facilities.  All other directors are also invited to attend any orientation program.

Management Compensation

The Compensation Committee will determine, or recommend to the Board for determination, the compensation of the CEO and other executive officers of the Company.

Management Succession

The Nominations Committee may make a periodic report to the Board on succession planning.  As appropriate, the entire Board may work with the Nominations Committee to nominate and evaluate potential successors to the CEO or other senior management.  The CEO should at all times make available his or her recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.

Annual Performance Evaluation

The Board will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively.  The Nominations Committee will receive comments from all directors and report annually to the Board with an assessment of the Board’s performance.  This assessment will be discussed with the full Board following the end of each fiscal year.  The assessment will focus on the Board’s contribution to the Company and on areas in which the Board or management believes that the Board could improve.

IMAGE ENTERTAINMENT, INC.

Proxy Solicited by the Board of Directors for the 2004 Annual Meeting of Shareholders

September 10, 2004

The undersigned appoints Martin W. Greenwald, Ira S. Epstein, M. Trevenen Huxley and Robert J. McCloskey, and each of them, proxies (each with full power of substitution) to represent the undersigned at the Image Entertainment, Inc. 2004 Annual Meeting of Shareholders to be held on September 10, 2004, and any adjournments thereof and to vote the shares of the Company’s common stock held of record by the undersigned on July 26, 2004 as directed below.

1.                                       Election of Directors (Proposal 1).

☐  FOR all nominees listed below (except as indicated to the contrary below).  ☐  WITHHOLD AUTHORITY to vote for all nominees listed below.

INSTRUCTION: To withhold authority to vote for any individual nominee(s) strike a line through the name of the nominee(s) in the following list:

MARTIN W. GREENWALD	IRA S. EPSTEIN	M. TREVENEN HUXLEY	ROBERT J. MCCLOSKEY

2.                                       Approval of the Proposed 2004 Incentive Compensation Plan (Proposal 2).

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.                                       The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting and any matters incident to the conduct of the Meeting.

4.                                       COMMENTS:

PLEASE SIGN ON REVERSE SIDE

The shares represented by this Proxy will be voted as directed on the reverse side.  If no direction is indicated, the shares represented by this Proxy will be voted FOR the director nominees named in Proposal 1 and FOR Proposal 2 and will be voted in the discretion of the proxies on such other business as may properly come before the Annual Meeting.  The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated July 29, 2004.

Dated:
Signed:
Signed:

Please date this Proxy and sign exactly as your name appears hereon.  If shares are jointly held, this Proxy should be signed by each joint owner.  Executors, administrators, guardians or others signing in a fiduciary capacity should state their full titles.  A Proxy executed by a corporation should be signed in its name by its president or other authorized officer.  A Proxy executed by a partnership should be signed in its name by an authorized person.

PLEASE PROMPTLY COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.